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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-3256

Strong Balanced Fund, Inc.,

on behalf of Strong Balanced Fund

(Exact name of registrant as specified in charter)

P.O. Box 2936 Milwaukee, WI	53201
(Address of principal executive offices)	(Zip code)

Richard Smirl, Strong Capital Management, Inc.

P.O. Box 2936 Milwaukee, WI 53201

(Name and address of agent for service)

Registrant’s telephone number, including area code: (414) 359-3400

Date of fiscal year end: December 31

Date of reporting period: December 31, 2003

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (S) 3507.

Item 1.    Reports to Shareholders

ANNUAL REPORT    |    December 31, 2003

Strong

Core

Funds

Strong Balanced Fund

Strong Large Cap Core Fund

Strong Growth and Income Fund

Strong Opportunity Fund

ANNUAL REPORT    |    December 31, 2003

Strong

Core

Funds

A Few Words From Dick Weiss

Market Update — January 1, 2003, to December 31, 2003

One of the great strengths of Strong Capital Management, Inc. (“Strong”), is the autonomy of its different investment teams. Unlike so many institutions where a single investment philosophy predominates and stock selection is done by committee, Strong is comprised of highly independent investment teams with individual philosophies and practices.

This independence notwithstanding, the investment teams share a common objective — adding value for shareholders.

Despite the turmoil surrounding the mutual fund industry and our firm during the last quarter of 2003, Strong’s investment teams performed admirably. According to Lipper, 74 percent of the Strong Funds beat their respective peer indices since their inception.*

Indeed, 2003 turned out to be a better year than anticipated by the investment world. In October of 2002, the market bottomed, and then began a steady advance upward into 2003. Troubled by the prospect of military conflict with Iraq, the market turned down in January and bottomed again in March. Once the outcome in Iraq

Economic Growth was on the Rise in 2003

*	Results are based on total returns. 110 of 149 funds, including separate share classes, outperformed their Lipper Peer Indices since the funds’ inception through 12-31-03. Investment values fluctuate. Results will vary for other time periods. Does not include effect of any loads (as applicable).

became clear, the market anticipated the major business recovery that materialized in the third and fourth quarters, and resumed its forward march. The S&P 500 Index, Dow Jones Industrial Average, and Nasdaq moved up smartly for the remainder of the year.

It was, in effect, a rising tide that lifted many boats. Stocks that had been especially battered by the three-year bear market — either because the market assumed their business models were broken or because they had been pushed to the edge of bankruptcy — enjoyed dramatic recoveries. Once it became clear that the economy had bottomed, many of the most downtrodden stocks rebounded like coiled springs and rose appreciably in the second half of 2003. This is a phenomenon that has typically occurred after tough bear markets and has generally lasted around 6-8 months. I believe we are approaching the end of this phase.

In some instances, I believe going against conventional wisdom in 2004 will spell the difference between average and exceptional performance. For example:

•	Popular opinion has it that manufacturing — a sector which has suffered for roughly 30 years — will continue to falter in 2004. I disagree. It appears that 2004 may shape up to be the first synchronized global economic recovery in years. That, combined with a weak dollar, should make U.S. manufacturing goods increasingly competitive around the world and bolster the sector’s overall results.

•	The energy sector, which significantly underperformed in 2003, looks promising as well. While it participated in the fourth quarter rally, it lagged for the year and was nearing an all-time low, as a percentage of the S&P 500 Index. Energy prices were stronger than most observers expected in 2003. Given the likely increase in demand as the global economy expands, energy prices should remain at the upper end of their normal trading range. This scenario would allow individual energy stocks to play catch-up.

Here at home, the U.S. economy shows unmistakable signs of strengthening. Job growth is gaining momentum. Consumer confidence quite clearly is on the rise. All in all, it’s an encouraging combination.

If you accept the premise that there will be a wider divergence of performance this year, diversification becomes essential. It’s going to be harder to make money in 2004 than it was in 2003. But in a market environment where a rising tide will not lift all issues indiscriminately, diversified mutual funds can be a sound and sensible investment option.

Consumer Confidence Increased in 2003

Thank you for investing with Strong.

Richard T. Weiss

Vice Chairman

Strong Financial Corporation

Strong Balanced Fund

The Fund produced a return of 17.36% for the year compared to the 28.67% return of our broad-based benchmark, the S&P 500 Index. In comparison to a more balanced benchmark, the 60/40 Balanced Fund Index (which is 60% S&P 500 Index and 40% Lehman Brothers Intermediate U.S. Government/Credit Bond Index) returned 18.72% for the year.

Although bonds generally underperformed equities over the year, most sectors of the fixed-income market, including corporate and high-yield bonds, still performed well. The Fund’s allocation to fixed income largely accounts for our underperformance relative to the all-stock S&P 500 Index.

A stronger year for the markets

The market, and the Fund, entered the year fresh off of a three-year bear market and facing impending war in Iraq. Investors had many unanswered questions about the outcome of that conflict and about the ability of the economy to grow in the post-bubble environment. Markets do not like uncertainty, and so the first quarter of the year did not show much improvement among equities. We were mixed in our views on the outcome of these issues, but we looked back at the successful outcome of the previous, early ‘90s Iraq conflict and its positive impact on the markets for guidance on how the markets might perform in this instance.

At the same time, the economy was benefiting from low interest rates from the Federal Reserve as well as lower tax rates at the consumer level and tax breaks for businesses. The post-war economy appeared to be set for growth, and it appeared the debate through the balance of the year would be about the pace and sustainability of the recovery.

On the bond side of the equation, signs of a strengthening economy and an improving equity market led to generally higher U.S. Treasury yields. Investors sold U.S. Treasury securities and bought riskier assets such as corporate, high-yield, and emerging market bonds in search of higher yields.

Positioned for recovery

We shaped the portfolio to benefit from this view. The equity portion of the portfolio was overweighted, relative to the 60/40 Balanced Fund Index, in the technology, capital goods, and financial sectors. Our forecast for recovery suggested these sectors would benefit from an overall increase in business activity. The individual stocks we selected within these and other sectors were generally of higher quality and large in size. These two characteristics have been our norm over the years and continue to be so today.

Within the technology sector, Intel Corporation exemplified our views of recovery within the personal computer space on both the consumer and business level. In addition, the company’s new laptop computer chips resulted in increased revenues and profitability.

Caterpillar Inc. was a highlight within the capital goods sector and was in the portfolio throughout the year. In our estimation, this company’s management had already improved Caterpillar’s position within the markets it serves and increased its financial flexibility. In 2003, broad-based recovery in the company’s end markets as well as a new product cycle in its truck engine business helped Caterpillar to generate higher returns and profitability. The weak dollar has also strengthened demand for the firm’s products overseas.

These highlighted stocks — as well as many others throughout the portfolio — exemplify our bias toward high-quality companies and toward managements that have successfully steered their companies through previous economic cycles successfully and are in a strong position to do so again.

In the fixed-income portion of the Fund, we continued to favor corporate bonds over Treasuries. Because corporate securities outperformed Treasuries over the year, this approach had a positive impact on the Fund’s performance.

Our outlook for 2004

We anticipate a strengthening economy, and thus improved corporate earnings, in the first half of the year. This would largely represent a continuation of the trends in place for most of this year. This year is, of course, a Presidential election year. The historical trend for such years indicates that another positive year for equities is to be expected, though not as strong as in 2003.

There are concerns on the horizon, of course. Among these are the continued decline of the dollar with respect to foreign currencies, oil prices that persist above $30 a barrel, and interest rates at low levels that we believe cannot be sustained if projections are correct about the pace of this recovery. While we will keep close watch on the issues mentioned above, we remain reasonably

Fund Highlights

Your Fund’s Approach

The Fund invests, under normal conditions, between 30% and 70% of its net assets in stocks and between 30% and 70% of its net assets in bonds. The Fund’s equity manager focuses primarily on the stocks of large-capitalization, dividend-paying U.S. companies that offer the potential for capital growth, and attempts to strike a balance between an investment’s growth and income prospects and its potential risks. The Fund’s bond portfolio consists primarily of investment-grade bonds of intermediate duration, including U.S. Government and agency, corporate, and mortgage-backed securities.

Average Annual Total Returns

As of 12-31-03

Investor Class
1-year	17.36%
5-year	-0.27%
10-year	6.36%
Since Fund Inception (12-30-81)	10.89%

The Fund invests in lower-quality securities that present a significant risk for loss of principal and interest. Please consider this before investing. Equity funds are volatile investments and should only be considered for long-term goals.

Growth of an Assumed $10,000 Investment†

from 12-30-81 to 12-31-03

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index (“S&P 500”), the Lipper Flexible Portfolio Funds Average, and the 60/40 Balanced Fund Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most current performance information. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

From time to time, the Fund’s advisor and/or administrator has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

*	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The Lipper Flexible Portfolio Funds Average is the average of all funds in the Lipper Flexible Portfolio Funds Category. These funds allocate their investments across various asset classes, including domestic common stocks, bonds, and money market instruments with a focus on total return. The 60/40 Balanced Fund Index is comprised of 60% S&P 500 Index and 40% Lehman Brothers Intermediate U.S. Government/Credit Bond Index. Source of the S&P index and 60/40 Balanced Fund Index data is Standard & Poor’s Micropal. Source of the Lipper index data is Lipper Inc.

confident in continued recovery. The historical precedent is for another positive year, and we intend to invest accordingly unless and until data suggests otherwise.

Thank you for your continued investment in the Strong Balanced Fund.

Rimas Milaitis

Portfolio Co-Manager

Bradley D. Doyle

Portfolio Co-Manager

Strong Large Cap Core Fund

The year 2003 proved to be a very strong one for equities, a welcome change after the three-year bear market. For the year ended December 31, 2003, the Strong Large Cap Core Fund returned 24.35%, while the broad-based benchmark, the S&P 500 Index, returned 28.67%.

Over the year, the Fund’s performance generally followed the same direction as the broader market. The Fund posted mild losses in the first quarter, when the markets and the economy were stalled by concerns about the war in Iraq. Over the remainder of the year, however, the Fund posted strong returns as the war’s progress boosted investor and consumer confidence. Economic stimulus in the form of tax cuts from the President and Congress and continued low interest rates from the Federal Reserve helped to drive an economic rebound that supported strong equity performance across virtually every sector of the market.

Focus on large companies

As the Fund’s name indicates, we focus on the stocks of those large-cap companies that we believe offer solid prospects for future growth and are available at reasonable prices. In the early stages of the year’s recovery, investors were still cautious, and thus favored larger-company stocks, as they can offer a greater degree of stability than small-cap stocks. The Fund benefited strongly from this trend in the second quarter of the year.

As the economy showed signs of an accelerating recovery, though, investors gained more confidence and were willing to take on higher degrees of risk. This led to renewed interest in smaller-company stocks, driving their returns strongly forward in the second half of the year. Our portfolio by definition is strongly skewed toward larger companies — even more so than the S&P 500 Index — so this shift in market direction was not entirely favorable to our relative returns and played a significant role in our underperformance relative to the index for the year.

Diversification remains a priority

For the most part, we kept the Fund’s composition with respect to individual sectors and industries closely in line with our broad-based benchmark. We view this diversified exposure as a helpful way to manage risk while still pursuing the growth potential stocks offer. This posture allowed us to participate significantly in the market’s broad-based rally, even as larger companies lagged small caps.

That said, we did make some modest deviations from our benchmark’s positions. For example, the Fund was overweighted in the consumer cyclicals area. This positioning contributed positively to performance for the year as a whole. We also had a mild overweighting relative to our broad-based benchmark level in financials stocks. We were able to identify a number of stocks in this sector selling at attractive valuations relative to their prospects for earnings growth. While these stocks posted positive returns over the year, because of their more conservative nature, they lagged behind many faster-growing sectors, particularly in the second half of the year. This also played a role in our underperformance relative to the S&P 500 Index.

Recovery appears likely to continue

The consumer has led the economic recovery so far, with heavy spending in housing and cars. We believe consumer spending will continue to play a large role in economic growth in 2004. Business spending may, however, now be moving into a leadership role, as evidenced by a resurgence in production and rising orders for capital goods.

We have positioned the Fund to benefit from the global economic expansion that we fully anticipate will continue this year. The large, multinational companies that are prominent in this portfolio are positioned well to serve customers outside the U.S., as well as at home. Their efforts will likely be aided by the weakness of the U.S. dollar relative to many major foreign currencies, which makes exported goods cheaper for customers abroad.

While financials offered relatively lackluster performance in 2003, we are maintaining our significant position in them as their valuations now are very attractive and offer the potential for meaningful appreciation. We anticipate that our greatest focus in the months to come will be in the consumer cyclicals and consumer staples sectors, as we believe these companies are poised to benefit from continued robust spending by individuals and families.

We appreciate your continued investment in the Strong Large Cap Core Fund.

Karen E. McGrath

Portfolio Manager

Fund Highlights

Your Fund’s Approach

The Fund invests in the stocks of large-capitalization companies and also invests in medium-capitalization companies. The manager chooses stocks through fundamental analysis and research and looks for companies the manager believes may have long-term growth potential. The manager examines many factors, such as consistency of the business plan, foresight of the competitive market conditions, business knowledge, and management’s attention to detail.

Average Annual Total Returns

As of 12-31-03

Investor Class
1-year	24.35%
3-year	-6.89%
5-year	-1.06%
Since Fund Inception (6-30-98)	1.18%

The Fund’s since inception return was significantly enhanced through investments in initial public offerings. You should not expect that such favorable returns can be consistently achieved. Please consider this before investing. Equity funds are volatile investments and should only be considered for long-term goals.

Growth of an Assumed $10,000 Investment†

From 6-30-98 to 12-31-03

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index (“S&P 500”) and the Lipper Large-Cap Core Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most current performance information. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

From time to time, the Fund’s advisor and/or administrator has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

*	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The Lipper Large-Cap Core Funds Index is the average of the 30 largest funds in the Lipper Large-Cap Core Funds Category. Source of the S&P index data is Standard & Poor’s Micropal. Source of the Lipper index data is Lipper Inc.

Strong Growth and Income Fund

For the year ended December 31, 2003, the Fund produced a return of 24.44%, behind the 28.67% return of the S&P 500 Index, our broad-based benchmark.

Much of this underperformance is attributable to our emphasis on large-cap stocks. Also, low-quality stocks — those characterized by lack of profitability, high levels of debt, and high price/earnings ratios — outperformed higher-quality stocks — those offering good profitability, strong balance sheets, and moderate prices relative to earnings. As the latter are more likely to be included in the Fund, this trend also hurt our relative performance.

A strong year

The market, and the Fund, entered the year fresh off of a three-year bear market, and facing impending war in Iraq. Investors had many unanswered questions about the outcome of that conflict and about the ability of the economy to grow in the post-bubble environment. Markets do not like uncertainty, and so the first quarter of the year did not show much improvement, though there was some movement out of riskier assets and into higher-quality securities. We were mixed in our views on the outcome of these issues but looked back at the successful outcome of the previous, early ’90s Iraq conflict and its positive impact on the markets for guidance on how the markets might perform in this instance.

At the same time, the economy was benefiting from low interest rates from the Federal Reserve as well as lower tax rates at the consumer level and tax breaks for businesses. The post-war economy appeared to be set for growth, and it appeared the debate through the balance of the year would be about the pace and sustainability of the recovery.

Positioned for recovery

We shaped the portfolio to benefit from this view.

The portfolio was overweighted relative to its broad-based benchmark in the technology, capital goods, and financial sectors. Our forecast for recovery suggested these sectors would benefit from an overall increase in business activity. The individual stocks we selected within these, and other sectors were generally of higher quality and large in size. These two characteristics have been our norm over the years and continue to be so today.

Within the technology sector, Intel Corporation exemplified our views of recovery within the personal computer space on both the consumer and business level.

In addition, the company’s new laptop computer chips resulted in increased revenues and profitability.

Caterpillar Inc. was a highlight within the capital goods sector and was in the portfolio throughout the year. In our estimation, this company’s management had already improved Caterpillar’s position within the markets it serves and increased its financial flexibility. In 2003, a broad-based recovery in the company’s end markets as well as a new product cycle in its truck engine business helped Caterpillar generate higher returns and profitability. The weak dollar has also strengthened demand for the firm’s products overseas.

These highlighted stocks — as well as many others throughout the portfolio — exemplify our bias toward high-quality companies and toward managements that have successfully steered their companies through previous economic cycles successfully and are in a strong position to do so again. Our primary regret with respect to these and other Fund holdings is that we did not own significantly more of each position during the year.

Our outlook for 2004

We anticipate a strengthening economy, and thus improved corporate earnings, in the first half of the year. This would largely represent a continuation of the trends in place for most of this year. This year is, of course, a Presidential election year. The historical trend for such years indicates that another positive year for equities is to be expected, though not as strong a year as in 2003.

There are concerns on the horizon, of course. Among these are the continued decline of the dollar with respect to foreign currencies, oil prices that persist above $30 a barrel, and interest rates at low levels that we believe cannot be sustained if projections are correct about the pace of this recovery. While we will keep close watch on the issues mentioned above, we remain reasonably confident in continued recovery. The historical precedent is for another positive year, and we intend to invest accordingly unless and until data suggests otherwise.

Thank you for your continued investment in the Strong Growth and Income Fund.

Rimas Milaitis

Portfolio Manager

Fund Highlights

Your Fund’s Approach

The Fund focuses primarily on the stocks of large-capitalization, dividend-paying U.S. companies that offer the potential for capital growth. The manager’s investment philosophy is that the stocks of companies with strong relative earnings growth will perform well over time. To choose investments, the manager focuses on those companies that are improving their returns on invested capital.

Average Annual Total Returns

As of 12-31-03

Investor Class
1-year	24.44%
3-year	-8.04%
5-year	-1.59%
Since Fund Inception (12-29-95)	9.78%

Institutional Class[1]
1-year	25.26%
3-year	-7.39%
5-year	-1.11%
Since Fund Inception (12-29-95)	10.11%

Advisor Class[2]
1-year	24.42%
3-year	-8.04%
5-year	-1.69%
Since Fund Inception (12-29-95)	9.61%

Class K3
1-year	24.90%
3-year	-7.79%
5-year	-1.43%
Since Fund Inception (12-29-95)	9.89%

Equity funds are volatile investments and should only be considered for long-term goals.

Growth of an Assumed $10,000 Investment†

From 12-29-95 to 12-31-03

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index (“S&P 500”) and the Lipper Large-Cap Core Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most current performance information. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction. From time to time, the Fund’s advisor and/or administrator has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[1]	The performance of the Institutional Class shares prior to February 29, 2000, is based on the Fund’s Investor Class shares’ performance. Please consult a prospectus for information about all share classes.
[2]	The performance of the Advisor Class shares prior to February 29, 2000, is based on the Fund’s Investor Class shares’ performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.
[3]	The performance of Class K shares prior to December 31, 2001, is based on the Fund’s Investor Class shares’ performance. Please consult a prospectus for information about all share classes.
*	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The Lipper Large Cap Core Funds Index is the average of the 30 largest funds in the Lipper Large-Cap Core Funds Category. Source of the S&P index data is Standard & Poor’s Micropal. Source of the Lipper index data is Lipper Inc.

Strong Opportunity Fund

Following three consecutive years of negative returns, the U.S. equity markets staged a strong recovery in 2003. The Strong Opportunity Fund gained 37.46% for the year, while the Fund’s broad-based benchmark, the Russell Midcap Index, returned 40.06% for the same period.

Improving economic conditions

This year’s rally was driven by a material improvement in the nation’s economic outlook. Specifically, low interest rates from the Federal Reserve and tax cuts from Washington set the stage for economic recovery. As investors began to anticipate the resurgence of the economy, they regained confidence in investing in various stocks, which helped to drive some of the initial improvements in the market.

By the middle of the year, the continued strengthening of the economy led investors to focus on lower-quality stocks — specifically those with little or no earnings. This hurt the Fund’s relative performance, as we have historically invested in attractively priced companies with higher-quality characteristics and strong, long-term potential. We believe the trend favoring lower-quality, speculative stocks has now reached its conclusion.

Considering private market value

Our analysis of individual companies takes a close look at their competitive strengths, assets, and financial position. We then use that information to gauge a company’s private market value — the price a buyer would be willing to pay for the entire company. Companies that meet our standards and whose stocks are selling at prices lower than their private market value are candidates for inclusion in the Fund.

This process served us relatively well in 2003, as it attracted us to many beaten-down stocks in the technology sector. At the end of 2002 and in early 2003, the market was extremely pessimistic about the outlook for technology stocks. That pessimism allowed us to add to the portfolio a number of attractively valued companies, especially in the software area, that would benefit from an improving technology environment. These included Cadence Design Systems and Computer Sciences.

Technology holdings, such as VeriSign and Corning, also benefited as their product positioning drove strong performance for them and the Fund. Our position in biotechnology company Genentech appreciated significantly during the year when the company received positive testing data on a new cancer drug. Non-technology companies that we added to the portfolio also experienced strong performance, including regional bank Synovus Financial and residential carpet manufacturer Mohawk.

In contrast, our overweight position relative to our broad-based benchmark in energy stocks hurt the Fund’s performance despite an extremely strong year for commodity prices. Entering the year, we found the supply/demand outlook for energy to be very compelling, as the U.S. faced a structural problem of matching supplies of oil and natural gas with demand. Even with the progress in Iraq, our outlook for the commodity proved to be accurate, as oil prices continued to hover around $30 per barrel and natural gas above $5 per cubic foot for most of the year. After reassessing our view of the energy sector, we remain bullish on the stocks. We continue to believe they are attractively valued, based on our private market analysis, and that strong underlying fundamentals will in time attract more investors to the sector.

Further improvement in 2004

We believe the market will continue to post positive returns in the coming year, though not at the levels seen in 2003. The economic picture continues to improve, with the employment picture stabilizing at year-end. Given both low inventory levels and improved corporate spending, we believe the progress is sustainable. Much of this positive news has already been reflected in stock prices, but in our assessment, stock valuations remain reasonable for this stage of the economic recovery. We therefore anticipate that stocks should continue to appreciate as long as earnings continue to rise.

We appreciate your trust in us and are very earnest in our desire to provide you with continued positive long-term results. It is our hope that you have a happy, healthy, and profitable 2004.

Thank you for your continued investment in the Strong Opportunity Fund.

Richard T. Weiss

Portfolio Co-Manager

Ann M. Miletti

Portfolio Co-Manager

Fund Highlights

Your Fund’s Approach

The Fund invests primarily in stocks of medium-capitalization companies that the Fund’s managers believe are underpriced, yet have attractive growth prospects. The managers base their analysis on a company’s “private market value”— the price an investor would be willing to pay for the entire company given its management, financial health, and growth potential.

Average Annual Total Returns

As of 12-31-03

Investor Class
1-year	37.46%
5-year	6.72%
10-year	11.84%
Since Fund Inception (12-31-85)	15.09%

Advisor Class[1]
1-year	37.26%
5-year	6.45%
10-year	11.52%
Since Fund Inception (12-31-85)	14.76%

Class K2
1-year	37.77%
5-year	6.79%
10-year	11.88%
Since Fund Inception (12-31-85)	15.12%

Equity funds are volatile investments and should only be considered for long-term goals.

Growth of an Assumed $10,000 Investment†

From 12-31-85 To 12-31-03

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell Midcap® Index and the Lipper Multi-Cap Core Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most current performance information. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction. From time to time, the Fund’s advisor and/or administrator has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[1]	The performance of the Advisor Class shares prior to February 24, 2000, is based on the Fund’s Investor Class shares’ performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.
[2]	The performance of Class K shares prior to August 30, 2002, is based on the Fund’s Investor Class shares’ performance. Please consult a prospectus for information about all share classes.
*	The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index. The Lipper Multi-Cap Core Funds Index is the average of the 30 largest funds in the Lipper Multi-Cap Core Funds Category. Source of the Russell data is Standard & Poor’s Micropal. Source of the Lipper index data is Lipper Inc.

SCHEDULES OF INVESTMENTS IN SECURITIES	December 31 , 2003

STRONG BALANCED FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 68.1%
Aerospace - Defense 1.2%
The Boeing Company	18,300	$771,162
General Dynamics Corporation	5,100	460,989
Lockheed Martin Corporation	14,700	755,580
Northrop Grumman Corporation	5,900	564,040

		2,551,771
Auto Manufacturers - Domestic 0.4%
General Motors Corporation	15,300	817,020
Banks - Money Center 4.1%
Bank of America Corporation	27,050	2,175,632
The Bank of New York Company, Inc.	31,400	1,039,968
Citigroup, Inc.	87,500	4,247,250
J.P. Morgan Chase & Company	29,400	1,079,862

		8,542,712
Banks - Super Regional 2.5%
Bank One Corporation	21,600	984,744
U.S. Bancorp	54,600	1,625,988
Wachovia Corporation	20,000	931,800
Wells Fargo Company	29,700	1,749,033

		5,291,565
Beverages - Soft Drinks 0.9%
The Coca-Cola Company	37,300	1,892,975
Building - Resident/Commercial 0.3%
Lennar Corporation Class A	6,800	652,800
Chemicals - Basic 0.3%
The Dow Chemical Company	17,400	723,318
Chemicals - Specialty 0.4%
Air Products & Chemicals, Inc.	16,200	855,846
Commercial Services - Miscellaneous 0.2%
Paychex, Inc.	10,300	383,160
Commercial Services - Staffing 0.2%
Robert Half International, Inc. (b)	14,100	329,094
Computer - Data Storage 0.4%
EMC Corporation (b)	56,700	732,564
Computer - IT Services 1.5%
Computer Sciences Corporation (b)	8,200	362,686
International Business Machines Corporation	30,200	2,798,936

		3,161,622
Computer - Local Networks 1.8%
Cisco Systems, Inc. (b)	156,100	3,791,669
Computer - Manufacturers 1.1%
Dell, Inc. (b)	39,400	1,338,024
Hewlett-Packard Company	43,300	994,601

		2,332,625
Computer Software - Desktop 2.6%
Microsoft Corporation	194,300	5,351,022
Computer Software - Enterprise 1.2%
Mercury Interactive Corporation (b)	6,100	296,704
Oracle Systems Corporation (b)	96,300	1,271,160
VERITAS Software Corporation (b)	24,700	917,852

		2,485,716
Cosmetics - Personal Care 0.3%
The Gillette Company	17,800	653,794
Diversified Operations 5.4%
3M Co.	18,200	$1,547,546
E.I. Du Pont de Nemours & Company	13,800	633,282
Emerson Electric Company	12,400	802,900
General Electric Company	155,500	4,817,390
Time Warner, Inc. (b)	81,200	1,460,788
Tyco International, Ltd.	44,700	1,184,550
United Technologies Corporation	9,050	857,669

		11,304,125
Electronics - Semiconductor Manufacturing 3.3%
Applied Materials, Inc. (b)	35,500	796,975
Intel Corporation	113,800	3,664,360
Linear Technology Corporation	20,700	870,849
National Semiconductor Corporation (b)	8,500	334,985
Texas Instruments, Inc.	24,100	708,058
Xilinx, Inc. (b)	13,500	522,990

		6,898,217
Finance - Consumer/Commercial Loans 0.3%
MBNA Corporation (b)	25,900	643,615
Finance - Investment Brokers 1.5%
The Goldman Sachs Group, Inc.	10,200	1,007,046
Merrill Lynch & Company, Inc.	19,300	1,131,945
Morgan Stanley	16,500	954,855

		3,093,846
Finance - Investment Management 0.4%
Franklin Resources, Inc.	14,600	760,076
Finance - Mortgage & Related Services 0.8%
Countrywide Financial Corporation	5,467	414,647
FNMA	17,900	1,343,574

		1,758,221
Finance - Savings & Loan 0.3%
Golden West Financial Corporation	5,700	588,183
Financial Services - Miscellaneous 0.9%
American Express Company	38,100	1,837,563
Food - Confectionery 0.2%
Hershey Foods Corporation	5,900	454,241
Food - Miscellaneous Preparation 1.1%
H.J. Heinz Company	17,100	622,953
Kellogg Company	13,300	506,464
PepsiCo, Inc.	24,500	1,142,190

		2,271,607
Insurance - Diversified 1.6%
American International Group, Inc.	50,000	3,314,000
Insurance - Life 0.4%
MetLife, Inc.	22,000	740,740
Insurance - Property/Casualty/Title 1.1%
ACE, Ltd.	14,800	613,016
Hartford Financial Services Group, Inc.	19,300	1,139,279
The PMI Group, Inc.	12,900	480,267

		2,232,562
Internet - Content 0.6%
Yahoo! Inc. (b)	26,600	1,201,522
Internet - E*Commerce 0.4%
eBay, Inc. (b)	12,600	813,834

STRONG BALANCED FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Leisure - Gaming/Equipment 0.5%
International Game Technology	29,400	$1,049,580
Leisure - Hotels & Motels 0.4%
Starwood Hotels & Resorts Worldwide, Inc.	20,700	744,579
Leisure - Services 0.5%
Cendant Corporation (b)	42,300	942,021
Machinery - Construction/Mining 0.5%
Caterpillar, Inc.	12,400	1,029,448
Machinery - Farm 0.3%
Deere & Company	10,400	676,520
Machinery - General Industrial 0.7%
Ingersoll-Rand Company Class A	13,600	923,168
Parker-Hannifin Corporation	10,600	630,700

		1,553,868
Media - Cable TV 0.3%
Comcast Corporation Class A (Non-Voting) (b)	18,600	581,808
Media - Newspapers 0.9%
Gannett Company, Inc.	13,900	1,239,324
Tribune Company	11,400	588,240

		1,827,564
Media - Radio/TV 1.0%
Clear Channel Communications, Inc.	15,600	730,548
Viacom, Inc. Class B	32,800	1,455,664

		2,186,212
Medical - Biomedical/Biotechnology 0.7%
Amgen, Inc. (b)	16,964	1,048,375
Genzyme Corporation (b)	9,900	488,466

		1,536,841
Medical - Drug/Diversified 1.4%
Abbott Laboratories	31,000	1,444,600
Johnson & Johnson	28,200	1,456,812

		2,901,412
Medical - Ethical Drugs 3.5%
Forest Laboratories, Inc. (b)	10,400	642,720
Eli Lilly & Company	15,800	1,111,214
Pfizer, Inc.	136,980	4,839,503
Wyeth	17,500	742,875

		7,336,312
Medical - Genetics 0.4%
Genentech, Inc. (b)	8,000	748,560
Medical - Health Maintenance Organizations 0.7%
UnitedHealth Group, Inc.	24,300	1,413,774
Medical - Products 1.9%
Biomet, Inc.	14,200	517,022
Boston Scientific Corporation (b)	17,300	635,948
Guidant Corporation	5,800	349,160
Medtronic, Inc.	18,600	904,146
St. Jude Medical, Inc. (b)	14,400	883,440
Zimmer Holdings, Inc. (b)	10,600	746,240

		4,035,956
Medical - Wholesale Drugs/Sundries 0.2%
AmerisourceBergen Corporation	7,500	421,125
Metal Ores - Gold/Silver 0.3%
Newmont Mining Corporation Holding Company	11,800	573,598
Metal Ores - Miscellaneous 0.5%
Alcoa, Inc.	29,700	$1,128,600
Oil & Gas - Field Services 0.7%
Schlumberger, Ltd.	25,600	1,400,832
Oil & Gas - International Integrated 3.1%
ChevronTexaco Corporation	20,000	1,727,800
ConocoPhillips	14,400	944,208
Exxon Mobil Corporation	95,300	3,907,300

		6,579,308
Oil & Gas - United States Exploration & Production 0.6%
Apache Corporation	15,115	1,225,827
Paper & Paper Products 0.5%
Temple-Inland, Inc.	17,200	1,077,924
Retail - Consumer Electronics 0.4%
Best Buy Company, Inc.	17,100	893,304
Retail - Department Stores 0.2%
Federated Department Stores, Inc.	7,600	358,188
Retail - Major Discount Chains 2.0%
Target Corporation	30,400	1,167,360
Wal-Mart Stores, Inc.	56,300	2,986,715

		4,154,075
Retail - Restaurants 0.2%
McDonald’s Corporation	17,200	427,076
Retail/Wholesale - Building Products 1.3%
The Home Depot, Inc.	47,200	1,675,128
Lowe’s Companies, Inc.	18,000	997,020

		2,672,148
Retail/Wholesale - Office Supplies 0.4%
Staples, Inc. (b)	26,900	734,370
Soap & Cleaning Preparations 0.9%
The Procter & Gamble Company	18,600	1,857,768
Telecommunications - Fiber Optics 0.1%
Corning, Inc. (b)	27,200	283,696
Telecommunications - Services 1.6%
BellSouth Corporation	27,500	778,250
SBC Communications, Inc.	47,500	1,238,325
Verizon Communications, Inc.	38,400	1,347,072

		3,363,647
Telecommunications - Wireless Equipment 0.7%
Motorola, Inc.	33,600	472,752
Qualcomm, Inc.	18,300	986,919

		1,459,671
Telecommunications - Wireless Services 0.4%
Nextel Communications, Inc. Class A (b)	31,000	869,860
Tobacco 0.8%
Altria Group, Inc.	30,400	1,654,368
Transportation - Air Freight 0.6%
United Parcel Service, Inc. Class B	16,500	1,230,075

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	December 31, 2003

STRONG BALANCED FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Transportation - Rail 0.6%
Union Pacific Corporation	16,800	$1,167,264
Trucks & Parts - Heavy Duty 0.1%
PACCAR, Inc.	3,400	289,408
Utility - Electric Power 0.7%
Exelon Corporation	22,500	1,493,100

Total Common Stocks (Cost $122,463,647)		142,341,312

Corporate Bonds 14.8%
AOL Time Warner, Inc. Notes, 5.625%, Due 5/01/05	$300,000	314,159
AT&T Corporation Senior Notes, 6.50%, Due 11/15/06	250,000	276,675
AT&T Wireless Services, Inc. Senior Notes, 7.875%, Due 3/01/11	150,000	173,863
Abitibi-Consolidated Company Guaranteed Yankee Notes, 6.00%, Due 6/20/13	165,000	158,637
Aladdin Gaming Holdings LLC/Aladdin Capital Corporation Senior Discount Notes, 13.50%, Due 3/01/10 (Defaulted Effective 9/21/01) (g)	3,700,000	37,000
Altria Group, Inc. Notes, 7.65%, Due 7/01/08	350,000	387,752
Anadarko Petroleum Corporation Notes, 6.125%, Due 3/15/12	150,000	162,631
Bank of America Corporation Subordinated Notes, 7.40%, Due 1/15/11	650,000	763,409
British Telecom PLC Yankee Notes, 8.125%, Due 12/15/10	290,000	353,471
Capital One Bank Medium-Term Notes, 6.50%, Due 6/13/13	210,000	220,555
Cendant Corporation Notes, 6.25%, Due 3/15/10	100,000	108,912
Centerpoint Energy Resources Corporation Senior Notes, 7.875%, Due 4/01/13 (d)	100,000	113,400
Citigroup, Inc. Notes, 5.50%, Due 8/09/06	575,000	617,078
Citizens Communications Company Notes, 9.25%, Due 5/15/11	150,000	177,629
Citizens Communications Company Senior Notes, 8.50%, Due 5/15/06	200,000	218,513
Comcast Corporation Senior Notes, 5.85%, Due 1/15/10	250,000	267,336
Core Investment Grade Trust Pass-Thru Certificates, 4.727%, Due 11/30/07	1,400,000	1,455,076
Cox Communications, Inc. Notes, 7.75%, Due 8/15/06	250,000	280,581
Credit Suisse First Boston USA, Inc. Notes, 4.625%, Due 1/15/08	200,000	208,391
Credit Suisse First Boston USA, Inc. Notes, 6.50%, Due 1/15/12	250,000	278,696
DPL, Inc. Senior Notes, 6.875%, Due 9/01/11	250,000	261,250
DaimlerChrysler North America Holding Corporation Guaranteed Notes, 4.05%, Due 6/04/08	100,000	99,419
DaimlerChrysler North America Holding Corporation Notes, 7.75%, Due 1/18/11	200,000	229,027
Devon Financing Corporation ULC Notes, 6.875%, Due 9/30/11	350,000	397,478
Walt Disney Company Notes, 5.50%, Due 12/29/06	200,000	214,615
EOP Operating LP Notes, 6.75%, Due 2/15/12	$350,000	$387,198
European Investment Bank Yankee Notes:
3.00%, Due 6/16/08	290,000	289,138
4.625%, Due 3/01/07	500,000	531,562
Fiserv, Inc. Notes, 4.00%, Due 4/15/08	250,000	249,065
Florida Power & Light Company First Mortgage Notes, 6.875%, Due 12/01/05	110,000	119,725
Ford Motor Credit Company Notes:
6.50%, Due 1/25/07	250,000	266,491
7.00%, Due 10/01/13	550,000	581,101
7.375%, Due 2/01/11	435,000	474,782
7.60%, Due 8/01/05	160,000	171,074
France Telecom SA Yankee Notes, 9.00%, Due 3/01/11	350,000	421,066
Fred Meyer, Inc. Senior Notes, 7.375%, Due 3/01/05	205,000	217,248
General Electric Capital Corporation Notes:
2.75%, Due 9/25/06	530,000	532,294
5.875%, Due 2/15/12	550,000	592,062
6.50%, Due 12/10/07	250,000	279,981
General Motors Acceptance Corporation Notes, 6.875%, Due 9/15/11	370,000	399,136
General Motors Corporation Notes, 7.20%, Due 1/15/11	220,000	242,223
Goodrich Corporation Senior Notes, 7.625%, Due 12/15/12	100,000	115,727
Health Care Property Investment, Inc. Notes, 6.875%, Due 6/08/15 (Remarketing Date 6/08/05)	150,000	157,127
Health Care Property Investment, Inc. Senior Notes, 6.00%, Due 3/01/15	200,000	206,863
Highwoods Realty LP Notes, 7.00%, Due 12/01/06	400,000	434,259
Household Finance Corporation Senior Notes, 5.875%, Due 2/01/09	580,000	630,552
Hutchison Whampoa International, Ltd. Guaranteed Yankee Notes, 6.25%, Due 1/24/14 (d)	570,000	580,056
International Lease Finance Corporation Notes, 5.875%, Due 5/01/13	200,000	211,089
J.P. Morgan Chase & Company Subordinated Notes, 6.625%, Due 3/15/12	300,000	335,671
Jabil Circuit, Inc. Senior Notes, 5.875%, Due 7/15/10	300,000	313,344
KN Energy, Inc. Senior Notes, 6.65%, Due 3/01/05	250,000	264,106
Kraft Foods, Inc. Notes:
5.25%, Due 10/01/13	290,000	293,168
5.625%, Due 11/01/11	250,000	263,829
Kroger Company Notes, 6.75%, Due 4/15/12	100,000	110,980
Liberty Media Corporation Senior Notes, 5.70%, Due 5/15/13	300,000	304,035
Lockheed Martin Corporation Notes, 7.70%, Due 6/15/08	135,000	156,931
M&T Bank Corporation Floating Rate Subordinated Notes, 3.85%, Due 4/01/13	250,000	248,588
Merrill Lynch & Company, Inc. Notes, Tranche #312, 4.00%, Due 11/15/07	200,000	205,032
MetLife, Inc. Debentures, 3.911%, Due 5/15/05	205,000	210,888
MidAmerican Energy Holdings Company Senior Notes, 7.23%, Due 9/15/05	345,000	372,045

STRONG BALANCED FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Morgan Stanley Notes, 5.80%, Due 4/01/07	$500,000	$543,894
Morgan Stanley Tracers, 6.804%, Due 6/15/12 (d)	252,000	281,773
National Rural Utilities Cooperative Finance Corporation Notes, 6.50%, Due 3/01/07	300,000	331,627
NiSource Finance Corporation Notes, 7.625%, Due 11/15/05	305,000	333,358
Norfolk Southern Corporation Senior Notes, 6.00%, Due 4/30/08	250,000	271,986
Normandy Finance, Ltd. Yankee Notes, 7.625%, Due 7/15/08 (d)	200,000	227,060
PCCW-HKT Capital Number 2, Ltd. Guaranteed Notes, 6.00%, Due 7/15/13 (d)	475,000	485,949
PNC Funding Corporation Subordinated Notes, 6.125%, Due 2/15/09	450,000	496,189
Pemex Project Funding Master Trust Notes, 7.375%, Due 12/15/14	310,000	332,475
Pioneer National Resources Company Senior Notes:
6.50%, Due 1/15/08	300,000	325,015
8.875%, Due 4/15/05	200,000	214,115
Principal Life Global Funding I Notes, Tranche #23, 3.625%, Due 4/30/08 (d)	250,000	249,927
Province of Quebec Notes, 5.00%, Due 7/17/09	335,000	354,621
Public Service Company of Colorado Corporate Notes, 7.875%, Due 10/01/12	175,000	212,746
Raytheon Company Notes, 6.55%, Due 3/15/10	255,000	281,671
Reliant Energy Resources Corporation Notes, 7.75%, Due 2/15/11	100,000	112,646
Republic of Chile Yankee Bonds, 5.50%, Due 1/15/13	150,000	154,650
Republic of Italy Yankee Notes, 3.625%, Due 9/14/07	300,000	306,440
Safeway, Inc. Notes, 4.80%, Due 7/16/07	200,000	207,754
Salomon Smith Barney Holdings, Inc. Senior Notes, 5.875%, Due 3/15/06	510,000	549,452
Sovereign Bancorp Senior Notes, 10.50%, Due 11/15/06	150,000	177,524
Sprint Capital Corporation Notes, 6.125%, Due 11/15/08	500,000	533,610
Telecom Italia Capital Senior Yankee Notes, Series B, 5.25%, Due 11/15/13 (d)	350,000	351,500
Telus Corporation Yankee Notes, 8.00%, Due 6/01/11	450,000	527,084
Texas Eastern Transmission Corporation Notes, 5.25%, Due 7/15/07	200,000	212,768
Time Warner Entertainment Company LP Senior Notes, 8.875%, Due 10/01/12	250,000	317,595
Travelers Property and Casualty Corporation Senior Notes, 5.00%, Due 3/15/13	150,000	150,373
Tyco International Group SA Senior Yankee Notes, 6.00%, Due 11/15/13 (d)	320,000	331,200
Tyson Foods, Inc. Notes:
7.25%, Due 10/01/06	100,000	109,652
8.25%, Due 10/01/11	250,000	290,316
UFJ Finance Aruba AEC Yankee Notes, 6.75%, Due 7/15/13	370,000	395,302
Union Pacific Corporation Notes, 5.75%, Due 10/15/07	305,000	329,425
United Mexican States Yankee Notes, 7.50%, Due 1/14/12	$250,000	$282,625
US Bancorp Notes, 3.125%, Due 3/15/08	300,000	296,131
Verizon Global Funding Corporation Notes, 4.375%, Due 6/01/13	300,000	284,051
Wal-Mart Stores, Inc. Notes, 3.375%, Due 10/01/08	365,000	362,037
Waste Management, Inc. Senior Notes, 6.50%, Due 11/15/08	200,000	220,336
Wells Fargo & Company Senior Notes, 5.25%, Due 12/01/07	415,000	444,897
XTO Energy, Inc. Senior Notes, 6.25%, Due 4/15/13	140,000	148,050

Total Corporate Bonds (Cost $30,741,216)		30,981,813

Non-Agency Mortgage & Asset-Backed Securities 1.2%
ABN AMRO Mortgage Corporation Variable Rate Pass-Thru Certificates, Series 2002-1A, Class IIA-3, 5.35%, Due 6/25/32	127,182	129,232
Asset Securitization Corporation Commercial Mortgage Pass-Thru Certificates, Series 1995-MD4, Class A-1, 7.10%, Due 8/13/29	581,261	623,377
Community Program Loan Trust Bonds, Series 1987, Class A-4, 4.50%, Due 10/01/18	1,208,082	1,206,400
Washington Mutual Mortgage Pass-Thru Certificates, Series 2002-AR7, Class A-6, 5.53%, Due 7/25/32	550,726	563,727

Total Non-Agency Mortgage & Asset-Backed Securities (Cost $2,466,780)		2,522,736

United States Government & Agency Issues 12.0%
FHLMC Adjustable Rate Participation Certificates, Pool #865469, 6.463%, Due 8/01/25	242,220	251,164
FHLMC Guaranteed Mortgage Adjustable Rate Participation Certificates, 4.732%, Due 7/25/43	476,592	491,783
FHLMC Notes:
5.50%, Due 7/15/06	150,000	161,713
5.75%, Due 3/15/09	1,115,000	1,227,281
6.00%, Due 6/15/11	800,000	889,263
FHLMC Participation Certificates:
5.00%, Due 1/15/19 (f)	1,240,000	1,263,250
6.50%, Due 12/01/10	704,525	748,716
8.00%, Due 3/01/16	507,418	550,548
10.25%, Due 3/01/15	34,497	38,456
10.50%, Due 1/01/16	4,367	4,959
FNMA Guaranteed Mortgage Adjustable Rate Pass-Thru Certificates, 6.96%, Due 1/01/07	2,071,750	2,266,782
FNMA Guaranteed Real Estate Mortgage Investment Conduit Pass-Thru Trust, 9.50%, Due 11/25/31	795,145	914,665
FNMA Guaranteed Real Estate Mortgage Investment Conduit Variable Rate Pass Thru Certificates, Series G92-61, Class FJ, 3.009%, Due 10/25/22	116,065	116,324

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	December 31, 2003

STRONG BALANCED FUND (continued)

	Shares or Principal Amount	Value (Note 2)
FNMA Notes:
2.875%, Due 5/19/08	$575,000	$561,537
3.25%, Due 8/15/08	2,425,000	2,408,265
4.375%, Due 10/15/06 (c)	200,000	210,226
4.625%, Due 10/15/13	955,000	950,125
5.25%, Due 6/15/06	1,500,000	1,605,516
5.50%, Due 2/15/06	2,560,000	2,741,975
5.75%, Due 2/15/08	1,000,000	1,099,554
GNMA Guaranteed Pass-Thru Certificates, 7.50%, Due 12/15/07	258,674	272,188
United States Treasury Notes:
1.25%, Due 5/31/05	1,500,000	1,496,485
3.375%, Due 11/15/08	550,000	554,534
4.25%, Due 11/15/13	385,000	384,699
5.75%, Due 11/15/05	1,025,000	1,100,835
6.50%, Due 2/15/10	90,000	104,611
10.375%, Due 11/15/12	1,985,000	2,533,124

Total United States Government & Agency Issues (Cost $24,618,210)		24,948,578

Short-Term Investments (a) 10.8%
Collateral Received for Securities Lending (h) 6.6%
Navigator Prime Portfolio	13,814,710	13,814,710
Corporate Bonds 0.3%
Regency Centers LP Notes, 7.40%, Due 4/01/04	$250,000	253,680
Tyson Foods, Inc. Notes, 6.625%, Due 10/01/04	210,000	215,822
WMX Technologies, Inc. Notes, 8.00%, Due 4/30/04	110,000	112,007

		581,509
Repurchase Agreements 2.2%
ABN AMRO Inc. (Dated 12/31/03), 0.95%, Due 1/02/04 (Repurchase proceeds $3,400,179); Collateralized by: United States Government & Agency Issues (e)	3,400,000	3,400,000
State Street Bank (Dated 12/31/03), 0.75%, Due 1/02/04 (Repurchase proceeds $1,098,046); Collateralized by: United States Government & Agency Issues (e)	1,098,000	1,098,000

		4,498,000
United States Government & Agency Issues 1.7%
FNMA Notes, 3.50%, Due 9/15/04	3,000,000	3,047,571
United States Treasury Bills, Due 1/15/04 thru 2/19/04	505,000	504,512
United States Treasury Bills, Due 2/26/04 (c)	100,000	99,878

		3,651,961

Total Short-Term Investments (Cost $22,528,832)		22,546,180

Total Investments in Securities (Cost $202,818,685) 106.9%		223,340,619
Other Assets and Liabilities, Net (6.9%)		(14,385,594)

Net Assets 100.0%		$208,955,025

FUTURES

	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased:
10 Five-Year U.S. Treasury Notes	3/04	$1,116,250	$15,816
Sold:
7 Ten-Year U.S. Treasury Notes	3/04	(785,859)	(12,281)

WRITTEN OPTIONS ACTIVITY

	Contracts	Premiums
Options outstanding at beginning of year	—	$—
Options written during the year	350	10,919
Options closed	(350)	(10,919)
Options expired	—	—
Options exercised	—	—

Options outstanding at end of year	—	$—

STRONG LARGE CAP CORE FUND

	Shares or Principal Amount	Value (Notes 2)
Common Stocks 98.5%
Banks - Money Center 6.9%
Citigroup, Inc.	3,900	$189,306
J.P. Morgan Chase & Company	2,500	91,825

		281,131
Banks - Super Regional 1.7%
Northern Trust Company	1,500	69,630
Beverages - Alcoholic 1.8%
Anheuser-Busch Companies, Inc.	1,400	73,752
Building - Resident/Commercial 15.4%
Centex Corporation	1,500	161,475
D.R. Horton, Inc.	2,700	116,802
KB HOME	1,400	101,528
Lennar Corporation Class A	1,300	124,800
Pulte Homes, Inc.	1,300	121,706

		626,311
Computer - IT Services 3.0%
International Business Machines Corporation	1,300	120,484
Computer - Local Networks 2.8%
Cisco Systems, Inc. (b)	4,600	111,734
Computer - Manufacturers 1.9%
Dell, Inc. (b)	2,300	78,108
Computer Software - Desktop 2.6%
Microsoft Corporation	3,800	104,652
Computer Software - Enterprise 2.3%
VERITAS Software Corporation (b)	2,500	92,900
Diversified Operations 7.2%
3M Co.	1,600	136,048
General Electric Company	2,000	61,960
Time Warner, Inc. (b)	5,200	93,548

		291,556

STRONG LARGE CAP CORE FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Electronics - Semiconductor Manufacturing 4.4%
Intel Corporation	5,600	$180,320
Finance - Consumer/Commercial Loans 2.1%
MBNA Corporation	3,500	86,975
Finance - Investment Brokers 5.2%
The Goldman Sachs Group, Inc.	1,000	98,730
Merrill Lynch & Company, Inc.	1,900	111,435

		210,165
Finance - Mortgage & Related Services 2.0%
Countrywide Financial Corporation	1,066	80,856
Insurance - Property/Casualty/Title 2.1%
The Progressive Corporation	1,000	83,590
Internet - Content 2.8%
Yahoo! Inc. (b)	2,500	112,925
Machinery - Construction/Mining 2.9%
Caterpillar, Inc.	1,400	116,228
Medical - Ethical Drugs 6.0%
Eli Lilly & Company	1,700	119,561
Pfizer, Inc.	3,500	123,655

		243,216
Medical - Generic Drugs 2.0%
Teva Pharmaceutical Industries, Ltd. ADR	1,400	79,394
Oil & Gas - Field Services 2.8%
Schlumberger, Ltd.	2,100	114,912
Oil & Gas - International Exploration & Production 1.7%
Unocal Corporation	1,900	69,977
Oil & Gas - International Integrated 2.3%
ConocoPhillips	1,400	91,798
Retail - Restaurants 3.2%
McDonald’s Corporation	5,300	131,599
Retail/Wholesale - Building Products 3.5%
The Home Depot, Inc.	2,000	70,980
Lowe’s Companies, Inc.	1,300	72,007

		142,987
Soap & Cleaning Preparations 1.8%
Clorox Company	1,500	72,840
Telecommunications - Wireless Services 2.8%
Nextel Communications, Inc. Class A (b)	4,000	112,240
Tobacco 3.8%
Altria Group, Inc.	2,800	152,376
Utility - Electric Power 1.5%
The Southern Company	2,000	60,500

Total Common Stocks (Cost $3,167,389)		3,993,156

Short-Term Investments (a) 1.4%
Repurchase Agreements
State Street Bank (Dated 12/31/03), 0.75%, Due 1/02/04 (Repurchase proceeds $59,002); Collateralized by United States Government & Agency Issues (e)	$59,000	$59,000

Total Short-Term Investments (Cost $59,000)		59,000

Total Investments in Securities (Cost $3,226,389) 99.9%		4,052,156
Other Assets and Liabilities, Net 0.1%		2,298

Net Assets 100.0%		$4,054,454

STRONG GROWTH AND INCOME FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 99.9%
Aerospace - Defense 1.8%
The Boeing Company	94,800	$3,994,872
General Dynamics Corporation	26,300	2,377,257
Lockheed Martin Corporation	76,300	3,921,820
Northrop Grumman Corporation	32,000	3,059,200

		13,353,149
Auto Manufacturers - Domestic 0.6%
General Motors Corporation	83,600	4,464,240
Banks - Money Center 6.1%
Bank of America Corporation	140,600	11,308,458
The Bank of New York Company, Inc.	171,800	5,690,016
Citigroup, Inc.	478,200	23,211,828
J.P.Morgan Chase & Company	161,100	5,917,203

		46,127,505
Banks - Super Regional 3.8%
Bank One Corporation	118,200	5,388,738
U.S.Bancorp	299,200	8,910,176
Wachovia Corporation	109,900	5,120,241
Wells Fargo Company	163,000	9,599,070

		29,018,225
Beverages - Soft Drinks 1.4%
The Coca-Cola Company	204,600	10,383,450
Building - Resident/Commercial 0.5%
Lennar Corporation Class A	35,500	3,408,000
Chemicals - Basic 0.5%
The Dow Chemical Company	90,200	3,749,614
Chemicals - Specialty 0.6%
Air Products & Chemicals, Inc.	88,900	4,696,587
Commercial Services - Miscellaneous 0.3%
Paychex, Inc.	55,000	2,046,000
Commercial Services - Staffing 0.2%
Robert Half International, Inc. (b)	72,800	1,699,152
Computer - Data Storage 0.5%
EMC Corporation (b)	294,400	3,803,648

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	December 31, 2003

STRONG GROWTH AND INCOME FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Computer - IT Services 2.2%
Computer Sciences Corporation (b)	44,200	$1,954,966
International Business Machines Corporation	156,700	14,522,956

		16,477,922
Computer - Local Networks 2.6%
Cisco Systems, Inc. (b)	809,300	19,657,897
Computer - Manufacturers 1.7%
Dell, Inc. (b)	216,000	7,335,360
Hewlett-Packard Company	238,500	5,478,345

		12,813,705
Computer Software - Desktop 3.7%
Microsoft Corporation	1,009,500	27,801,630
Computer Software - Enterprise 1.7%
Mercury Interactive Corporation (b)	32,800	1,595,392
Oracle Systems Corporation (b)	501,400	6,618,480
VERITAS Software Corporation (b)	128,700	4,782,492

		12,996,364
Cosmetics - Personal Care 0.5%
The Gillette Company	97,500	3,581,175
Diversified Operations 8.0%
3M Co.	99,900	8,494,497
E.I. Du Pont de Nemours & Company	75,700	3,473,873
Emerson Electric Company	67,900	4,396,525
General Electric Company	805,900	24,966,782
Time Warner, Inc. (b)	443,000	7,969,570
Tyco International, Ltd.	244,700	6,484,550
United Technologies Corporation	48,300	4,577,391

		60,363,188

Electronics - Semiconductor Manufacturing 4.7%
Applied Materials, Inc. (b)	184,700	4,146,515
Intel Corporation	590,100	19,001,220
Linear Technology Corporation	107,300	4,514,111
National Semiconductor Corporation (b)	43,900	1,730,099
Texas Instruments, Inc.	125,300	3,681,314
Xilinx, Inc. (b)	69,800	2,704,052

		35,777,311
Finance - Consumer/Commercial Loans 0.4%
MBNA Corporation	134,800	3,349,780
Finance - Investment Brokers 2.2%
The Goldman Sachs Group, Inc.	52,655	5,198,628
Merrill Lynch & Company, Inc.	100,000	5,865,000
Morgan Stanley	90,600	5,243,022

		16,306,650
Finance - Investment Management 0.5%
Franklin Resources, Inc.	75,900	3,951,354
Finance - Mortgage & Related Services 1.3%
Countrywide Financial Corporation	28,666	2,174,316
FNMA	98,600	7,400,916

		9,575,232
Finance - Savings & Loan 0.4%
Golden West Financial Corporation	29,700	3,064,743
Financial Services - Miscellaneous 1.3%
American Express Company	209,000	10,080,070
Food - Confectionery 0.3%
Hershey Foods Corporation	31,400	2,417,486
Food - Miscellaneous Preparation 1.6%
H.J. Heinz Company	94,000	$3,424,420
Kellogg Company	70,900	2,699,872
PepsiCo, Inc.	127,200	5,930,064

		12,054,356
Insurance - Diversified 2.3%
American International Group, Inc.	259,200	17,179,776
Insurance - Life 0.5%
MetLife, Inc.	119,300	4,016,831
Insurance - Property/Casualty/Title 1.6%
ACE, Ltd.	76,800	3,181,056
Hartford Financial Services Group, Inc.	105,500	6,227,665
The PMI Group, Inc.	70,500	2,624,715

		12,033,436
Internet - Content 0.8%
Yahoo! Inc. (b)	138,300	6,247,011
Internet - E*Commerce 0.6%
eBay, Inc. (b)	65,500	4,230,645
Leisure - Gaming/Equipment 0.8%
International Game Technology	158,900	5,672,730
Leisure - Hotels & Motels 0.5%
Starwood Hotels & Resorts Worldwide, Inc.	107,500	3,866,775
Leisure - Services 0.7%
Cendant Corporation (b)	231,700	5,159,959
Machinery - Construction/Mining 0.7%
Caterpillar, Inc.	64,500	5,354,790
Machinery - Farm 0.5%
Deere & Company	53,600	3,486,680
Machinery - General Industrial 1.1%
Ingersoll-Rand Company Class A	70,700	4,799,116
Parker-Hannifin Corporation	55,100	3,278,450

		8,077,566
Media - Cable TV 0.4%
Comcast Corporation Class A (Non-Voting) (b)	99,700	3,118,616
Media - Newspapers 1.3%
Gannett Company, Inc.	72,100	6,428,436
Tribune Company	62,500	3,225,000

		9,653,436
Media - Radio/TV 1.5%
Clear Channel Communications, Inc.	80,900	3,788,547
Viacom, Inc. Class B	169,900	7,540,162

		11,328,709
Medical - Biomedical/Biotechnology 1.1%
Amgen, Inc. (b)	88,000	5,438,400
Genzyme Corporation (b)	54,300	2,679,162

		8,117,562
Medical - Drug/Diversified 2.0%
Abbott Laboratories	160,700	7,488,620
Johnson & Johnson	154,500	7,981,470

		15,470,090

STRONG GROWTH AND INCOME FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Medical - Ethical Drugs 5.0%
Forest Laboratories, Inc. (b)	54,000	$3,337,200
Eli Lilly & Company	81,900	5,760,027
Pfizer, Inc.	709,500	25,066,635
Wyeth	90,900	3,858,705

		38,022,567
Medical - Genetics 0.5%
Genentech, Inc. (b)	43,600	4,079,652
Medical - Health Maintenance Organizations 1.0%
UnitedHealth Group, Inc.	126,400	7,353,952
Medical - Products 2.9%
Biomet, Inc.	73,770	2,685,966
Boston Scientific Corporation (b)	94,300	3,466,468
Guidant Corporation	31,100	1,872,220
Medtronic, Inc.	96,500	4,690,865
St. Jude Medical, Inc. (b)	79,000	4,846,650
Zimmer Holdings, Inc. (b)	57,900	4,076,160

		21,638,329
Medical - Wholesale Drugs/Sundries 0.3%
AmerisourceBergen Corporation	40,900	2,296,535
Metal Ores - Gold/Silver 0.4%
Newmont Mining Corporation Holding Company	64,300	3,125,623
Metal Ores - Miscellaneous 0.8%
Alcoa, Inc.	153,930	5,849,340
Oil & Gas - Field Services 1.0%
Schlumberger, Ltd.	132,600	7,255,872
Oil & Gas - International Integrated 4.7%
ChevronTexaco Corporation	103,900	8,975,921
ConocoPhillips	74,600	4,891,522
Exxon Mobil Corporation	527,100	21,611,100

		35,478,543
Oil & Gas - United States Exploration & Production 0.8%
Apache Corporation	78,520	6,367,972
Paper & Paper Products 0.8%
Temple-Inland, Inc.	94,500	5,922,315
Retail - Consumer Electronics 0.6%
Best Buy Company, Inc.	88,800	4,638,912
Retail - Department Stores 0.2%
Federated Department Stores, Inc.	39,300	1,852,209
Retail - Major Discount Chains 3.0%
Target Corporation	166,700	6,401,280
Wal-Mart Stores, Inc.	308,800	16,381,840

		22,783,120
Retail - Restaurants 0.3%
McDonald’s Corporation	89,600	2,224,768
Retail/Wholesale - Building Products 1.9%
The Home Depot, Inc.	258,600	9,177,714
Lowe’s Companies, Inc.	96,900	5,367,291

		14,545,005
Retail/Wholesale - Office Supplies 0.5%
Staples, Inc. (b)	145,600	3,974,880
Soap & Cleaning Preparations 1.3%
The Procter & Gamble Company	102,100	$10,197,748
Telecommunications - Fiber Optics 0.2%
Corning, Inc. (b)	141,200	1,472,716
Telecommunications - Services 2.1%
BellSouth Corporation	150,600	4,261,980
SBC Communications, Inc.	148,700	3,876,609
Verizon Communications, Inc.	211,100	7,405,388

		15,543,977
Telecommunications - Wireless Equipment 1.1%
Motorola, Inc.	184,200	2,591,694
Qualcomm, Inc.	100,470	5,418,347

		8,010,041
Telecommunications - Wireless Services 0.6%
Nextel Communications, Inc. Class A (b)	170,000	4,770,200
Tobacco 1.2%
Altria Group, Inc.	166,400	9,055,488
Transportation - Air Freight 0.9%
United Parcel Service, Inc. Class B	89,200	6,649,860
Transportation - Rail 0.8%
Union Pacific Corporation	87,300	6,065,604
Trucks & Parts - Heavy Duty 0.2%
PACCAR, Inc.	18,000	1,532,160
Utility - Electric Power 1.0%
Exelon Corporation	116,700	7,744,212

Total Common Stocks (Cost $575,143,485)		754,484,645

Short-Term Investments (a) 0.8%
Collateral Received for Securities Lending (h) 0.8%
Navigator Prime Portfolio	6,058,366	6,058,366
Repurchase Agreements 0.0%
State Street Bank (Dated 12/31/03), 0.75%, Due 1/02/04 (Repurchase proceeds $35,301); Collateralized by: United States Government & Agency Issues (e)	$35,300	35,300

Total Short-Term Investments (Cost $6,093,666)		6,093,666

Total Investments in Securities (Cost $581,237,151) 100.7%		760,578,311
Other Assets and Liabilities, Net (0.7%)		(5,590,056)

Net Assets 100.0%		$754,988,255

WRITTEN OPTIONS ACTIVITY

	Contracts	Premiums
Options outstanding at beginning of year	—	$—
Options written during the year	1,870	58,341
Options closed	(1,870)	(58,341)
Options expired	—	—
Options exercised	—	—

Options outstanding at end of year	—	$—

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	December 31, 2003

STRONG OPPORTUNITY FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 96.4%
Auto/Truck - Original Equipment 1.5%
Eaton Corporation	385,000	$41,572,300
Banks - Southeast 1.6%
Synovus Financial Corporation	1,555,000	44,970,600
Banks - Super Regional 2.7%
Comerica, Inc.	710,000	39,802,600
Wachovia Corporation	770,000	35,874,300

		75,676,900
Beverages - Soft Drinks 1.5%
The Pepsi Bottling Group, Inc.	1,725,000	41,710,500
Building - Air Conditioning & Heating Products 1.4%
American Standard Companies, Inc. (b)	410,000	41,287,000
Building - Construction Products/ Miscellaneous 2.5%
Masco Corporation	1,295,000	35,495,950
Mohawk Industries, Inc. (b)	505,000	35,622,700

		71,118,650
Building Products - Wood 1.2%
Weyerhaeuser Company	530,000	33,920,000
Chemicals - Specialty 1.8%
Praxair, Inc.	1,355,000	51,761,000
Commercial Services - Advertising 0.9%
The Interpublic Group of Companies, Inc. (b)	1,664,800	25,970,880
Computer - Data Storage 1.3%
Network Appliance, Inc. (b)	1,865,000	38,288,450
Computer - IT Services 3.1%
Accenture, Ltd. Class A (b)	1,520,000	40,006,400
Computer Sciences Corporation (b)	940,000	41,576,200
Unisys Corporation (b)	400,000	5,940,000

		87,522,600
Computer - Software Design 2.9%
Cadence Design Systems, Inc. (b)	2,705,000	48,635,900
Synopsys, Inc. (b)	995,000	33,591,200

		82,227,100
Computer Software - Financial 1.6%
DST Systems, Inc. (b)	1,100,000	45,936,000
Computer Software - Security 1.7%
VeriSign, Inc. (b)	2,955,000	48,166,500
Diversified Operations 1.3%
Time Warner, Inc. (b)	2,000,000	35,980,000
Electronics - Contract Manufacturing 3.4%
Flextronics International, Ltd. (b)	2,900,000	43,036,000
Sanmina - SCI Corporation (b)	4,210,000	53,088,100

		96,124,100
Electronics - Miscellaneous Components 1.7%
Molex, Inc. Class A	1,665,000	48,884,400
Electronics - Parts Distributors 1.5%
W.W. Grainger, Inc.	875,000	41,466,250
Electronics - Scientific Measuring 1.8%
Waters Corporation (b)	1,565,000	$51,895,400
Electronics - Semiconductor Manufacturing 1.3%
Taiwan Semiconductor Manufacturing Company, Ltd. Sponsored ADR (b)	3,725,000	38,144,000
Finance - Consumer/Commercial Loans 1.4%
CIT Group, Inc.	1,105,000	39,724,750
Finance - Index Tracking Funds 1.2%
iShares Small Cap 600 Index Fund	265,000	35,515,300
Finance - Publicly Traded Investment Funds-Equity (Non 40 Act) 1.4%
Biotech Holders Trust	290,000	39,239,900
Food - Miscellaneous Preparation 0.9%
General Mills, Inc.	540,000	24,462,000
Insurance - Property/Casualty/Title 4.2%
ACE, Ltd.	1,050,000	43,491,000
MGIC Investment Corporation	800,000	45,552,000
XL Capital, Ltd. Class A	400,000	31,020,000

		120,063,000
Internet - Content 0.8%
CNET Networks, Inc. (b)	3,430,000	23,392,600
Internet - E*Commerce 1.1%
InterActiveCorp (b)	890,000	30,197,700
Leisure - Photo Equipment/Related 0.8%
Fuji Photo Film Company, Ltd. (JPY) (i)	700,000	22,827,175
Machinery - General Industrial 1.4%
Dover Corporation	1,000,000	39,750,000
Media - Cable TV 4.4%
Comcast Corporation Class A (Non-Voting) (b)	1,555,000	48,640,400
Cox Communications, Inc. Class A (b)	1,240,000	42,718,000
Hughes Electronics Corporation (b)	2,058,040	34,060,562
Telewest Communications PLC (GBP) (b) (i)	39,540,000	1,341,450

		126,760,412
Media - Newspapers 3.4%
The E.W. Scripps Company Class A	555,000	52,247,700
Tribune Company	875,000	45,150,000

		97,397,700
Media - Radio/TV 1.6%
Liberty Media Corporation Class A (b)	3,820,000	45,419,800
Medical - Biomedical/Biotechnology 1.5%
Biogen Idec, Inc. (b)	1,140,000	41,929,200
Medical - Genetics 1.3%
Genentech, Inc. (b)	400,000	37,428,000
Medical/Dental - Supplies 1.6%
Apogent Technologies, Inc. (b)	1,925,000	44,352,000
Metal Ores - Gold/Silver 1.5%
Barrick Gold Corporation	1,850,000	42,013,500

STRONG OPPORTUNITY FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Metal Products - Fasteners 1.4%
Illinois Tool Works, Inc.	480,000	$40,276,800
Office - Equipment & Automation 0.7%
Canon, Inc. (JPY) (i)	430,000	20,414,030
Oil & Gas - Drilling 2.9%
ENSCO International, Inc.	1,515,000	41,162,550
GlobalSantaFe Corporation	1,680,000	41,714,400

		82,876,950
Oil & Gas - International Exploration & Production 1.6%
Unocal Corporation	1,245,000	45,853,350
Oil & Gas - International Integrated 1.6%
ConocoPhillips	680,000	44,587,600
Oil & Gas - Machinery/Equipment 1.7%
Weatherford International, Ltd. (b)	1,350,000	48,600,000
Oil & Gas - United States Exploration & Production 3.4%
Apache Corporation	670,000	54,337,000
Devon Energy Corporation	750,000	42,945,000

		97,282,000
Pollution Control - Services 1.4%
Waste Management, Inc.	1,400,000	41,440,000
Retail - Clothing/Shoes 4.4%
Abercrombie & Fitch Company Class A (b)	1,500,000	37,065,000
Nordstrom, Inc.	1,510,000	51,793,000
The TJX Companies, Inc.	1,644,200	36,254,610

		125,112,610
Retail - Major Discount Chains 1.4%
Target Corporation	1,055,000	40,512,000
Retail - Restaurants 1.5%
Brinker International, Inc. (b)	1,285,000	42,610,600
Retail - Super/Mini Markets 1.3%
Safeway, Inc. (b)	1,750,000	38,342,500
Retail/Wholesale - Office Supplies 1.3%
Staples, Inc. (b)	1,415,000	38,629,500
Telecommunications - Fiber Optics 1.4%
Corning, Inc. (b)	3,800,000	39,634,000
Telecommunications - Wireless Services 3.0%
Sprint Corporation - PCS Group (b)	7,440,000	41,812,800
United States Cellular Corporation (b)	1,210,000	42,955,000

		84,767,800
Transportation - Airline 0.9%
Northwest Airlines Corporation Class A (b)	1,945,000	24,545,900
Utility - Gas Distribution 1.3%
NiSource, Inc.	1,700,000	37,298,000

Total Common Stocks (Cost $2,097,057,597)		2,745,879,307

Preferred Stocks 0.2%
Media - Cable TV
News Corporation, Ltd. Sponsored ADR	230,185	6,963,096

Total Preferred Stocks (Cost $6,700,275)		6,963,096

Short-Term Investments (a) 6.2%
Collateral Received for Securities Lending (h) 2.6%
Navigator Prime Portfolio	75,370,735	$75,370,735
Repurchase Agreements 3.6%
ABN AMRO Inc. (Dated 12/31/03), 0.95%, Due 1/02/04 (Repurchase proceeds $96,905,114); Collateralized by: United States Government & Agency Issues (e)	$96,900,000	96,900,000
State Street Bank (Dated 12/31/03), 0.75%, Due 1/02/04 (Repurchase proceeds $4,485,787); Collateralized by: United States Government & Agency Issues (e)	4,485,600	4,485,600

		101,385,600

Total Short-Term Investments (Cost $176,756,335)		176,756,335

Total Investments in Securities (Cost $2,280,514,207) 102.8%		2,929,598,738
Other Assets and Liabilities, Net (2.8%)		(79,501,690)

Net Assets 100.0%		$2,850,097,048

WRITTEN OPTIONS ACTIVITY
	Contracts	Premiums
Options outstanding at beginning of year	666	$2,664,000
Options written during the year	5,191	6,356,558
Options closed	(3,332)	(7,894,870)
Options expired	(25)	(182,425)
Options exercised	(2,500)	(943,263)

Options outstanding at end of year	—	$—

CURRENCY ABBREVIATIONS
GBP	— British Pound
JPY	— Japanese Yen

LEGEND

(a)	Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.
(b)	Non-income producing security.
(c)	All or a portion of security is pledged to cover margin requirements on open futures contracts.
(d)	Restricted security.
(e)	See Note 2(J) of Notes to Financial Statements.
(f)	All or a portion of security is when-issued.
(g)	Illiquid security.
(h)	See Note 2(K) of Notes to Financial Statements.
(i)	Security trades in foreign currency and is converted to U.S. dollars daily using current exchange rates.

Percentages are stated as a percent of net assets.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2003

	(In Thousands, Except Per Share Amounts)

	Strong Balanced Fund	Strong Large Cap Core Fund
Assets:
Investments in Securities, at Value (Cost of $202,819 and $3,226, respectively)	$223,341	$4,052
Receivable for Securities Sold	445	—
Receivable for Fund Shares Sold	29	—
Dividends and Interest Receivable	943	4
Other Assets	29	5

Total Assets	224,787	4,061

Liabilities:
Payable for Securities Purchased	1,817	—
Payable for Fund Shares Redeemed	102	—
Payable Upon Return of Securities on Loan	13,815	—
Accrued Operating Expenses and Other Liabilities	98	7

Total Liabilities	15,832	7

Net Assets	$208,955	$4,054

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$221,876	$4,592
Undistributed Net Investment Income (Loss)	—	—
Undistributed Net Realized Gain (Loss)	(33,446)	(1,364)
Net Unrealized Appreciation (Depreciation)	20,525	826

Net Assets	$208,955	$4,054

Capital Shares Outstanding (Unlimited Number Authorized)	11,221	405
Net Asset Value Per Share	$18.62	$10.01

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

December 31, 2003

(In Thousands, Except As Noted)

Strong Growth and Income Fund
Assets:
Investments in Securities, at Value (Cost of $ 581,237)	$760,578
Receivable for Securities Sold	2,584
Receivable for Fund Shares Sold	132
Dividends and Interest Receivable	908
Other Assets	48

Total Assets	764,250

Liabilities:
Payable for Securities Purchased	2,409
Payable for Fund Shares Redeemed	486
Payable Upon Return of Securities on Loan	6,058
Accrued Operating Expenses and Other Liabilities	309

Total Liabilities	9,262

Net Assets	$754,988

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$832,966
Undistributed Net Investment Income (Loss)	279
Undistributed Net Realized Gain (Loss)	(257,598)
Net Unrealized Appreciation (Depreciation)	179,341

Net Assets	$754,988

Investor Class ($ and shares in full)
Net Assets	$633,210,582
Capital Shares Outstanding (Unlimited Number Authorized)	32,175,742

Net Asset Value Per Share	$19.68

Institutional Class ($ and shares in full)
Net Assets	$83,589,343
Capital Shares Outstanding (Unlimited Number Authorized)	4,237,843

Net Asset Value Per Share	$19.72

Advisor Class ($ and shares in full)
Net Assets	$8,631,190
Capital Shares Outstanding (Unlimited Number Authorized)	440,991

Net Asset Value Per Share	$19.57

Class K ($ and shares in full)
Net Assets	$29,557,140
Capital Shares Outstanding (Unlimited Number Authorized)	1,514,119

Net Asset Value Per Share	$19.52

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

December 31, 2003

(In Thousands, Except As Noted)

Strong Opportunity Fund
Assets:
Investments in Securities, at Value (Cost of $2,280,514)	$2,929,599
Receivable for Securities Sold	9,101
Receivable for Fund Shares Sold	356
Dividends and Interest Receivable	1,319
Other Assets	55

Total Assets	2,940,430

Liabilities:
Payable for Fund Shares Redeemed	14,073
Payable Upon Return of Securities on Loan	75,371
Accrued Operating Expenses and Other Liabilities	889

Total Liabilities	90,333

Net Assets	$2,850,097

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$2,660,379
Undistributed Net Investment Income (Loss)	—
Undistributed Net Realized Gain (Loss)	(459,367)
Net Unrealized Appreciation (Depreciation)	649,085

Net Assets	$2,850,097

Investor Class ($ and shares in full)
Net Assets	$2,709,451,985
Capital Shares Outstanding (Unlimited Number Authorized)	68,688,849

Net Asset Value Per Share	$39.45

Advisor Class ($ and shares in full)
Net Assets	$140,500,415
Capital Shares Outstanding (Unlimited Number Authorized)	3,608,588

Net Asset Value Per Share	$38.94

Class K ($ and shares in full)
Net Assets	$144,648
Capital Shares Outstanding (Unlimited Number Authorized)	3,655

Net Asset Value Per Share	$39.58

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2003

	(In Thousands)

	Strong Balanced Fund	Strong Large Cap Core Fund
Income:
Dividends	$2,344	$65
Interest	2,760	1

Total Income	5,104	66

Expenses:
Investment Advisory Fees	1,201	30
Administrative Fees	651	12
Custodian Fees	59	1
Shareholder Servicing Costs	719	33
Reports to Shareholders	80	12
Professional Fees	50	11
Federal and State Registration Fees	27	15
Other	45	4

Total Expenses before Expense Offsets	2,832	118
Expense Offsets (Note 4)	(92)	(52)

Expenses, Net	2,740	66

Net Investment Income (Loss)	2,364	—

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	17,602	(336)
Written Options	(49)	—
Futures Contracts	(242)	—
Forward Foreign Currency Contracts	20	—
Swaps	10	—

Net Realized Gain (Loss)	17,341	(336)
Net Change in Unrealized Appreciation/(Depreciation) on:
Investments	15,130	1,205
Futures Contracts	98	—

Net Change in Unrealized Appreciation/Depreciation	15,228	1,205

Net Gain (Loss) on Investments	32,569	869

Net Increase (Decrease) in Net Assets Resulting from Operations	$34,933	$869

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS (continued)

For the Year Ended December 31, 2003

(In Thousands)

Strong Growth and Income Fund
Income:
Dividends (net of foreign withholding taxes of $13)	$12,149
Interest	164

Total Income	12,313

Expenses (Note 4):
Investment Advisory Fees	4,154
Administrative Fees	2,035
Custodian Fees	55
Shareholder Servicing Costs	3,020
12b-1 Fees	22
Other	629

Total Expenses before Expense Offsets	9,915
Expense Offsets	(136)

Expenses, Net	9,779

Net Investment Income (Loss)	2,534

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	18,817
Written Options	(259)

Net Realized Gain (Loss)	18,558
Net Change in Unrealized Appreciation/Depreciation on Investments	142,318

Net Gain (Loss) on Investments	160,876

Net Increase (Decrease) in Net Assets Resulting from Operations	$163,410

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS (continued)

For the Year Ended December 31, 2003

(In Thousands)

Strong Opportunity Fund
Income:
Dividends – Unaffiliated Issuers (net of foreign withholding taxes of $54)	$23,912
Dividends – Affiliated Issuers	917
Interest	2,359

Total Income	27,188

Expenses (Note 4):
Investment Advisory Fees	20,922
Administrative Fees	8,371
Custodian Fees	149
Shareholder Servicing Costs	8,203
12b-1 Fees	303
Other	1,831

Total Expenses before Expense Offsets	39,779
Expense Offsets	(421)

Expenses, Net	39,358

Net Investment Income (Loss)	(12,170)

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	(8,725)
Written Options	7,125
Foreign Currencies	2

Net Realized Gain (Loss)	(1,598)
Net Change in Unrealized Appreciation/Depreciation on:
Investments	910,433
Written Options	(1,858)

Net Change in Unrealized Appreciation/Depreciation	908,575

Net Gain (Loss) on Investments	906,977

Net Increase (Decrease) in Net Assets Resulting from Operations	$894,807

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	(In Thousands)

	Strong Balanced Fund
	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002
Operations:
Net Investment Income (Loss)	$2,364	$5,747
Net Realized Gain (Loss)	17,341	(26,054)
Net Change in Unrealized Appreciation/Depreciation	15,228	(14,413)

Net Increase (Decrease) in Net Assets Resulting from Operations	34,933	(34,720)
Distributions From Net Investment Income	(2,605)	(5,924)
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(41,388)	(41,363)

Total Increase (Decrease) in Net Assets	(9,060)	(82,007)
Net Assets:
Beginning of Year	218,015	300,022

End of Year	$208,955	$218,015

Undistributed Net Investment Income (Loss)	$—	$27

	Strong Large Cap Core Fund
	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002
Operations:
Net Investment Income (Loss)	$—	$(44)
Net Realized Gain (Loss)	(336)	(802)
Net Change in Unrealized Appreciation/Depreciation	1,205	(652)

Net Increase (Decrease) in Net Assets Resulting from Operations	869	(1,498)
Distributions From Net Investment Income	—	—
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(1,086)	(670)

Total Increase (Decrease) in Net Assets	(217)	(2,168)
Net Assets:
Beginning of Year	4,271	6,439

End of Year	$4,054	$4,271

Undistributed Net Investment Income (Loss)	$—	$—

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	(In Thousands)

	Strong Growth and Income Fund
	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002
Operations:
Net Investment Income (Loss)	$2,534	$1,193
Net Realized Gain (Loss)	18,558	(98,034)
Net Change in Unrealized Appreciation/Depreciation	142,318	(111,075)

Net Increase (Decrease) in Net Assets Resulting from Operations	163,410	(207,916)
Distributions:
From Net Investment Income:
Investor Class	(1,427)	(152)
Institutional Class	(858)	(851)
Advisor Class	(23)	(41)
Class K	(214)	(135)

Total Distributions	(2,522)	(1,179)
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(84,622)	(58,649)

Total Increase (Decrease) in Net Assets	76,266	(267,744)
Net Assets:
Beginning of Year	678,722	946,466

End of Year	$754,988	$678,722

Undistributed Net Investment Income (Loss)	$279	$288

	Strong Opportunity Fund
	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002
Operations:
Net Investment Income (Loss)	$(12,170)	$(7,455)
Net Realized Gain (Loss)	(1,598)	(412,614)
Net Change in Unrealized Appreciation/Depreciation	908,575	(641,795)

Net Increase (Decrease) in Net Assets Resulting from Operations	894,807	(1,061,864)
Distributions From Net Investment Income	—	—
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(656,258)	(79,788)

Total Increase (Decrease) in Net Assets	238,549	(1,141,652)
Net Assets:
Beginning of Year	2,611,548	3,753,200

End of Year	$2,850,097	$2,611,548

Undistributed Net Investment Income (Loss)	$—	$—

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

STRONG BALANCED FUND

	Year Ended
	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000(b)	Oct. 31, 2000	Oct. 31, 1999
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$16.06	$18.84	$21.83	$24.77	$24.92	$21.14
Income From Investment Operations:
Net Investment Income (Loss)	0.19	0.40	0.58	0.12	0.82	0.71
Net Realized and Unrealized Gains (Losses) on Investments	2.58	(2.77)	(2.99)	(1.53)	0.61	3.75

Total from Investment Operations	2.77	(2.37)	(2.41)	(1.41)	1.43	4.46
Less Distributions:
From Net Investment Income	(0.21)	(0.41)	(0.58)	(0.20)	(0.83)	(0.68)
From Net Realized Gains	—	—	—	(1.33)	(0.75)	—

Total Distributions	(0.21)	(0.41)	(0.58)	(1.53)	(1.58)	(0.68)

Net Asset Value, End of Period	$18.62	$16.06	$18.84	$21.83	$24.77	$24.92

Ratios and Supplemental Data
Total Return	+17.4%	–12.7%	–11.0%	–5.6%	+5.7%	+21.3%
Net Assets, End of Period (In Millions)	$209	$218	$300	$347	$372	$344
Ratio of Expenses to Average Net Assets before Expense Offsets	1.3%	1.3%	1.2%	1.1%*	1.1%	1.1%
Ratio of Expenses to Average Net Assets	1.3%	1.3%	1.2%	1.1%*	1.1%	1.1%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.1%	2.3%	2.9%	3.3%*	3.2%	3.0%
Portfolio Turnover Rate	204.7%	225.5%	234.1%	45.1%	150.9%	64.7%

STRONG LARGE CAP CORE FUND

	Year Ended
	Dec. 31, 2003		Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000	Dec. 31, 1999
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$8.05		$11.01	$12.40	$13.85	$11.25
Income From Investment Operations:
Net Investment Income (Loss)	—		(0.08)	(0.10)	(0.09)	(0.11)
Net Realized and Unrealized Gains (Losses) on Investments	1.96		(2.88)	(1.29)	(1.19)	3.41

Total from Investment Operations	1.96		(2.96)	(1.39)	(1.28)	3.30
Less Distributions:
From Net Realized Gains	—		—	—	(0.17)	(0.70)

Total Distributions	—		—	—	(0.17)	(0.70)

Net Asset Value, End of Period	$10.01		$8.05	$11.01	$12.40	$13.85

Ratios and Supplemental Data
Total Return	+24.4%		–26.9%	–11.2%	–9.2%	+29.4%
Net Assets, End of Period (In Millions)	$4		$4	$6	$6	$5
Ratio of Expenses to Average Net Assets before Expense Offsets	3.0%		2.5%	2.7%	2.0%	2.0%
Ratio of Expenses to Average Net Assets	1.7%		1.8%	2.0%	2.0%	2.0%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.0	)%(c)	(0.9)%	(1.1)%	(0.8)%	(1.1)%
Portfolio Turnover Rate	105.5%		269.3%	196.4%	154.9%	178.4%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	In 2000, the Fund changed its fiscal year-end from October to December.
(c)	Amount calculated is less than 0.05%.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG GROWTH AND INCOME FUND — INVESTOR CLASS

	Year Ended
	Dec. 31, 2003	Dec. 31, 2002		Dec. 31, 2001	Dec. 31, 2000(b)		Oct. 31, 2000	Oct. 31, 1999
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$15.85	$20.28		$25.37	$28.34		$25.26	$18.73
Income From Investment Operations:
Net Investment Income (Loss)	0.04 (d)	0.02		(0.02)	(0.00	)(c)	(0.09)	(0.03)
Net Realized and Unrealized Gains (Losses) on Investments	3.83	(4.45)		(5.07)	(2.65)		3.19	6.56

Total from Investment Operations	3.87	(4.43)		(5.09)	(2.65)		3.10	6.53
Less Distributions:
From Net Investment Income	(0.04)	(0.00	)(c)	—	—		—	(0.00	)(c)
From Net Realized Gains	—	—		—	(0.32)		(0.02)	—

Total Distributions	(0.04)	(0.00	)(c)	—	(0.32)		(0.02)	(0.00	)(c)

Net Asset Value, End of Period	$19.68	$15.85		$20.28	$25.37		$28.34	$25.26

Ratios and Supplemental Data
Total Return	+24.4%	–21.8%		–20.1%	–9.3%		+12.3%	+34.9%
Net Assets, End of Period (In Millions)	$633	$582		$886	$1,109		$1,228	$861
Ratio of Expenses to Average Net Assets before Expense Offsets	1.4%	1.4%		1.3%	1.1	%*	1.1%	1.1%
Ratio of Expenses to Average Net Assets	1.4%	1.4%		1.3%	1.1	%*	1.1%	1.1%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.2%	0.1%		(0.1)%	(0.0	)%(c)*	(0.4)%	(0.1)%
Portfolio Turnover Rate(e)	199.4%	187.8%		171.9%	23.3%		122.0%	52.3%

STRONG GROWTH AND INCOME FUND — INSTITUTIONAL CLASS

	Year Ended
	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000(b)		Oct. 31, 2000(f)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$15.92	$20.49	$25.46	$28.41		$29.15
Income From Investment Operations:
Net Investment Income (Loss)	0.16 (d)	0.15	0.08	(0.00	)(c)	0.01
Net Realized and Unrealized Gains (Losses) on Investments	3.83	(4.49)	(5.05)	(2.63)		(0.75)

Total from Investment Operations	3.99	(4.34)	(4.97)	(2.63)		(0.74)
Less Distributions:
From Net Investment Income	(0.19)	(0.23)	—	—		—
From Net Realized Gains	—	—	—	(0.32)		—

Total Distributions	(0.19)	(0.23)	—	(0.32)		—

Net Asset Value, End of Period	$19.72	$15.92	$20.49	$25.46		$28.41

Ratios and Supplemental Data
Total Return	+25.3%	–21.2%	–19.5%	–9.2%		–2.5%
Net Assets, End of Period (In Millions)	$84	$67	$47	$31		$1
Ratio of Expenses to Average Net Assets before Expense Offsets	0.7%	0.7%	0.6%	0.6	%*	0.6%*
Ratio of Expenses to Average Net Assets	0.7%	0.7%	0.6%	0.6	%*	0.6%*
Ratio of Net Investment Income (Loss) to Average Net Assets	0.9%	0.9%	0.6%	0.1	%*	0.1%*
Portfolio Turnover Rate(e)	199.4%	187.8%	171.9%	23.3%		122.0%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	In 2000, the Fund changed its fiscal year-end from October to December.
(c)	Amount calculated is less than $0.005 or 0.05%.
(d)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(e)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f)	For the period from February 29, 2000 (commencement of class) to October 31, 2000.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG GROWTH AND INCOME FUND — ADVISOR CLASS

	Year Ended
	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000(b)		Oct. 31, 2000(c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$15.77	$20.20	$25.32	$28.29		$29.15
Income From Investment Operations:
Net Investment Income (Loss)	0.05 (d)	0.04	(0.04)	(0.00	)(e)	(0.05)
Net Realized and Unrealized Gains (Losses) on Investments	3.80	(4.41)	(5.08)	(2.65)		(0.81)

Total from Investment Operations	3.85	(4.37)	(5.12)	(2.65)		(0.86)
Less Distributions:
From Net Investment Income	(0.05)	(0.06)	—	—		—
From Net Realized Gains	—	—	—	(0.32)		—

Total Distributions	(0.05)	(0.06)	—	(0.32)		—

Net Asset Value, End of Period	$19.57	$15.77	$20.20	$25.32		$28.29

Ratios and Supplemental Data
Total Return	+24.4%	–21.7%	–20.2%	–9.4%		–3.0%
Net Assets, End of Period (In Millions)	$9	$10	$14	$5		$0 (g)
Ratio of Expenses to Average Net Assets before Expense Offsets	1.4%	1.3%	1.5%	1.3	%*	1.3%*
Ratio of Expenses to Average Net Assets	1.3%	1.3%	1.5%	1.3	%*	1.3%*
Ratio of Net Investment Income (Loss) to Average Net Assets	0.3%	0.2%	(0.3)%	(0.2	)%*	(0.7)%*
Portfolio Turnover Rate(f)	199.4%	187.8%	171.9%	23.3%		122.0%

STRONG GROWTH AND INCOME FUND — CLASS K

	Year Ended
	Dec. 31, 2003	Dec. 31, 2002
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$15.75	$20.28
Income From Investment Operations:
Net Investment Income (Loss)	0.11 (d)	0.11
Net Realized and Unrealized Gains (Losses) on Investments	3.79	(4.46)

Total from Investment Operations	3.90	(4.35)
Less Distributions:
From Net Investment Income	(0.13)	(0.18)

Total Distributions	(0.13)	(0.18)

Net Asset Value, End of Period	$19.52	$15.75

Ratios and Supplemental Data
Total Return	+24.9%	–21.5%
Net Assets, End of Period (In Millions)	$30	$19
Ratio of Expenses to Average Net Assets before Expense Offsets	1.1%	1.1%
Ratio of Expenses to Average Net Assets	1.0%	1.0%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.6%	0.7%
Portfolio Turnover Rate(f)	199.4%	187.8%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	In 2000, the Fund changed its fiscal year-end from October to December.
(c)	For the period from February 29, 2000 (commencement of class) to October 31, 2000.
(d)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(e)	Amount calculated is less than $0.005.
(f)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(g)	Amount is less than $500,000.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG OPPORTUNITY FUND — INVESTOR CLASS

	Year Ended
	Dec. 31, 2003		Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000	Dec. 31, 1999
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$28.70		$39.29	$42.35	$44.69	$38.62
Income From Investment Operations:
Net Investment Income (Loss)	(0.14	)(c)	(0.08)	0.07	0.17	0.08
Net Realized and Unrealized Gains (Losses) on Investments	10.89		(10.51)	(2.11)	3.30	12.42

Total from Investment Operations	10.75		(10.59)	(2.04)	3.47	12.50
Less Distributions:
From Net Investment Income	—		—	(0.07)	(0.17)	(0.08)
From Net Realized Gains	—		—	(0.95)	(5.64)	(6.35)

Total Distributions	—		—	(1.02)	(5.81)	(6.43)

Net Asset Value, End of Period	$39.45		$28.70	$39.29	$42.35	$44.69

Ratios and Supplemental Data
Total Return	+37.5%		–27.0%	–4.8%	+8.6%	+33.4%
Net Assets, End of Period (In Millions)	$2,709		$2,507	$3,664	$3,337	$2,537
Ratio of Expenses to Average Net Assets before Expense Offsets	1.4%		1.4%	1.3%	1.2%	1.2%
Ratio of Expenses to Average Net Assets	1.4%		1.4%	1.3%	1.2%	1.2%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.4)%		(0.2)%	0.2%	0.5%	0.2%
Portfolio Turnover Rate(d)	60.2%		70.9%	87.8%	86.5%	80.8%

STRONG OPPORTUNITY FUND — ADVISOR CLASS

	Year Ended
	Dec. 31, 2003		Dec. 31, 2002	Dec. 31, 2001		Dec. 31, 2000(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$28.37		$38.92	$42.10		$43.16
Income From Investment Operations:
Net Investment Income (Loss)	(0.19	)(c)	(0.11)	(0.06	)(c)	0.03
Net Realized and Unrealized Gains (Losses) on Investments	10.76		(10.44)	(2.08)		4.83

Total from Investment Operations	10.57		(10.55)	(2.14)		4.86
Less Distributions:
From Net Investment Income	—		—	(0.09)		(0.28)
From Net Realized Gains	—		—	(0.95)		(5.64)

Total Distributions	—		—	(1.04)		(5.92)

Net Asset Value, End of Period	$38.94		$28.37	$38.92		$42.10

Ratios and Supplemental Data
Total Return	+37.3%		–27.1%	–5.1%		+12.1%
Net Assets, End of Period (In Millions)	$141		$104	$89		$3
Ratio of Expenses to Average Net Assets before Expense Offsets	1.6%		1.6%	1.7%		1.6%*
Ratio of Expenses to Average Net Assets	1.6%		1.6%	1.7%		1.6%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.6)%		(0.4)%	(0.3)%		0.1%*
Portfolio Turnover Rate(d)	60.2%		70.9%	87.8%		86.5%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from February 24, 2000 (commencement of class) to December 31, 2000.
(c)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the year.
(d)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG OPPORTUNITY FUND — CLASS K

	Year Ended
	Dec. 31, 2003		Dec. 31 2002(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$28.73		$29.48
Income From Investment Operations:
Net Investment Income (Loss)	(0.06	)(c)	0.02
Net Realized and Unrealized Gains (Losses) on Investments	10.91		(0.77)

Total from Investment Operations	10.85		(0.75)
Less Distributions:
From Net Investment Income	—		—

Total Distributions	—		—

Net Asset Value, End of Period	$39.58		$28.73

Ratios and Supplemental Data
Total Return	+37.8%		–2.5%
Net Assets, End of Period (In Millions)	$0	(d)	$1
Ratio of Expenses to Average Net Assets before Expense Offsets	1.6%		1.2%*
Ratio of Expenses to Average Net Assets	1.2%		1.2%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.2)%		0.2%*
Portfolio Turnover Rate(e)	60.2%		70.9%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from August 30, 2002 (commencement of class) to December 31, 2002.
(c)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the year.
(d)	Amount is less than $500,000.
(e)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2003

1.	Organization

The accompanying financial statements represent the following Strong Core Funds (the “Funds”), each with its own investment objectives and policies:

•	Strong Balanced Fund (a series fund of Strong Balanced Fund, Inc.)

•	Strong Large Cap Core Fund (a series fund of Strong Equity Funds, Inc.)

•	Strong Growth and Income Fund (a series fund of Strong Conservative Equity Funds, Inc.)

•	Strong Opportunity Fund (a series fund of Strong Opportunity Fund, Inc.)

Each Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”).

Strong Balanced Fund and Strong Large Cap Core Fund offer Investor Class shares. Strong Growth and Income Fund offers Investor Class, Institutional Class, Advisor Class and Class K shares. Strong Opportunity Fund offers Investor Class, Advisor Class and Class K shares. All classes of shares differ principally in their respective administration, transfer agent and distribution expenses and sales charges, if any. All classes of shares have identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

Investor Class shares are available to the general public, Institutional Class shares are available to investors that meet certain higher investment minimums, Advisor Class shares are available only through financial professionals and Class K shares are primarily available through retirement plans.

Effective August 30, 2002, Strong Opportunity Fund issued an additional class of shares: Class K Shares.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

(A)	Security Valuation — Securities of the Funds traded on a national securities exchange are valued each business day at the last sales price. Securities traded on the NASDAQ Stock Market are valued each business day using the NASDAQ Official Closing Price (“NOCP”). Exchange-traded securities for which there were no transactions and NASDAQ-traded securities for which there is no NOCP are valued at the mean of the bid and ask prices. Debt securities of the Funds are generally valued each business day at the last sales price or the mean of the bid and asked prices when no last sales price is available, or are valued through a commercial pricing service that utilizes matrix pricing and/or pricing models to determine market values for normal institutional-sized trading units of debt securities and non-rated or thinly traded securities when their pricing models are believed to more accurately reflect the fair market value for such securities. Securities for which market quotations are not readily available are fair valued as determined in good faith under the general supervision of the Board of Directors. Some of the Fund’s portfolio securities may be listed on foreign exchanges that close before the U.S. markets and that trade on days when the U.S. markets are closed. As a result, management, under the supervision of the Strong Funds’ Board of Directors, will consider significant events affecting foreign securities and the movements of the domestic markets that occur after the close of the foreign markets and before the time a Fund’s net asset value (“NAV”) is calculated in valuing such foreign securities. Securities that are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

The Funds may own certain securities that are restricted as to resale. Restricted securities include Section 4(2) commercial paper, securities issued in a private placement, or securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933. Restricted securities may be determined to be liquid or illiquid. Securities are deemed illiquid based upon guidelines established by the Funds’ Board of Directors. Illiquid securities are valued after giving due consideration to pertinent factors, such as recent private sales, market conditions and the issuer’s financial performance. The Funds held no restricted and illiquid securities at December 31, 2003.

(B)	Federal Income and Excise Taxes and Distributions to Shareholders — The Funds intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is recorded.

Undistributed income or net realized gains for financial statement purposes may differ from what is determined for federal income tax purposes due to differences in the timing, recognition and characterization of income, and expense and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2003

Strong Balanced Fund and Strong Growth and Income Fund generally pay dividends from net investment income quarterly and distribute net realized capital gains, if any, at least annually. Strong Large Cap Core Fund and Strong Opportunity Fund generally pay dividends from net investment income and distribute net realized capital gains, if any, at least annually.

(C)	Realized Gains and Losses on Investment Transactions — Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

(D)	Certain Investment Risks — The Funds may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Funds’ investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities’ prices, foreign currencies or interest rates. The use of these instruments involves certain risks, including the possibility that the value of the underlying assets or indices fluctuate, the derivative becomes illiquid, imperfect correlation exists between the value of the derivative and the underlying assets or indices, or that the counterparty fails to perform its obligations when due.

Investments in foreign-denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency rate fluctuations, political and economic instability, different financial reporting standards and taxes, less liquidity, less strict regulation of securities markets and smaller markets with lower trading volume.

(E)	Futures — Upon entering into a futures contract, the Funds deposit in a segregated account with their custodian, in the name of the broker, cash and/or other liquid investments equal to the minimum “initial margin” requirements of the exchange. Each Fund designates liquid securities as collateral on open futures contracts. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin” and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(F)	Options — The Funds may write put or call options. Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability that is subsequently adjusted daily to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option is closed, expired or exercised, the Funds realize a gain or loss and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the written option, although any potential loss during the period would be reduced by the amount of the option premium received by the Funds. Each Fund designates liquid securities as collateral on open written options contracts.

(G)	Foreign Currency Conversion — Securities and other assets and liabilities initially expressed in foreign currencies are converted daily into U.S. dollars based upon current exchange rates. Purchases and sales of foreign securities and foreign income are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

(H)	Forward Foreign Currency Exchange Contracts — Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(I)	Short Positions — The Funds may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statements of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Changes between the amount of the liability and the current market value of the short positions are recorded as unrealized gains or losses. The Funds are liable to the buyer for any dividends payable on securities while those securities are in a short position. If the Funds sell securities short while also holding the long position in the security, they may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. If the Funds sell securities short when not holding the long position in the security, they will experience a loss if the market price of the security increases between the date of the short sale and the date the security is replaced.

(J)	Repurchase Agreements — The Funds may enter into repurchase agreements with institutions that the Funds’ investment advisor, Strong Capital Management, Inc. (“Strong” or the “Advisor”) has determined are creditworthy. Each repurchase transaction is recorded at cost, which approximates fair value. The Funds require that the collateral, represented by cash and/or securities (primarily U.S. government securities), in a repurchase transaction be maintained in a segregated account under the control of the Fund’s custodial bank in a manner sufficient to enable the Funds to liquidate those securities in the event of a default of the counterparty. On a daily basis, the Fund’s custodial bank monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amounts owed to the Funds under each repurchase agreement.

(K)	Securities Lending — The Funds have entered into a Securities Lending Agreement (the “Agreement”) with Deutsche Bank, which was subsequently acquired by State Street Bank and Trust Company. Under the terms of the Agreement, the Funds may lend portfolio securities to qualified institutional borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash and cash equivalents equal to at least 102% of the market value of the aggregate loaned securities, plus accrued interest, and the collateral is marked-to-market daily. Cash collateral received is invested in repurchase agreements, investment funds, government obligations and/or bank obligations.

At December 31, 2003, Strong Balanced Fund, Strong Growth and Income Fund and Strong Opportunity Fund had securities with a market value of $13,541,515, $5,917,007 and $73,731,801, respectively, on loan and had received $13,814,710, $6,058,366 and $75,370,735, respectively, in collateral (both are included within Investments in the Statements of Assets and Liabilities). Amounts earned as interest on investments of cash collateral, net of rebates and other securities lending expenses, are included in Interest Income in the Statements of Operations. For the year ended December 31, 2003, the securities lending income totaled $15,924, $45,884 and $153,700 for Strong Balanced Fund, Strong Growth and Income Fund and Strong Opportunity Fund, respectively.

The three primary risks associated with securities lending are: a borrower defaulting on its obligation to return the securities loaned resulting in a shortfall on the posted collateral; a principal loss arising from the lending agent’s investment of cash collateral; and the inability of the lending Fund to recall a security in time to exercise valuable voting rights or sell the security. In each case, the lending agent has indemnified the Funds for these types of losses.

(L)	Directed Brokerage — The Funds direct certain portfolio trades to brokers who, in turn, pay a portion of the Funds’ expenses not attributable to the Advisor or its affiliates. Such amounts are included in Expense Offsets reported in the Funds’ Statements of Operations and in Note 4.

(M)	Earnings Credit Arrangements — Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian’s fees incurred by the Funds and are included in Expense Offsets reported in the Funds’ Statements of Operations and in Note 4.

(N)	Expenses — The Funds and other affiliated Strong Funds contract for certain services on a collective basis. The majority of the expenses are directly identifiable to an individual Fund. Expenses that are not readily identifiable to a specific Fund will be allocated in such manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Strong Funds.

(O)	Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

(P)	Other — Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative shares outstanding.

3.	Related Party Transactions

The Advisor provides investment advisory and related services to the Funds. Strong Investor Services, Inc. (the “Administrator”), an affiliate of the Advisor, provides administrative, transfer agent and related services to the Funds. Certain officers and, until December 2, 2003, certain directors of the Funds are or were affiliated with the Advisor and the

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2003

Administrator. Investment advisory and administration fees, which are established by terms of the advisory and administration agreements, are based on the following annualized rates of the average daily net assets of the respective Fund:

			Administrative Fees
	Advisory Fees		Investor Class	Institutional Class	Advisor Class	Class K
Strong Balanced Fund	0.60	%(1)	0.30%	*	*	*
Strong Large Cap Core Fund	0.75	%(2)	0.30%	*	*	*
Strong Growth and Income Fund	0.55%		0.30%	0.02%	0.30%	0.25%
Strong Opportunity Fund	0.75	%(2)	0.30%	*	0.30%	0.25%

*	Does not offer Share class.
(1)	The Investment Advisory fees are 0.60% for the first $35 million assets and 0.55% for assets above $35 million.
(2)	The Investment Advisory fees are 0.75% for assets under $4 billion, 0.725% for the next $2 billion assets, and 0.70% for assets $6 billion and above.

The Funds’ Advisor and/or Administrator may voluntarily waive or absorb certain expenses at their discretion. The Advisor and/or Administrator has contractually agreed to waive its fees and/or absorb expenses until May 1, 2004 for Strong Large Cap Core Fund, Strong Growth and Income Fund Class K, and Strong Opportunity Fund Class K to keep Total Annual Operating Expenses at no more than 2.00%, 0.99% and 1.20%, respectively. Transfer agent and related service fees for the Investor Class shares are paid at a rate of $27.00 for each open shareholder account and $4.20 for each closed shareholder account. Transfer agent and related service fees for the Institutional Class, Advisor Class and Class K shares are paid at an annual rate of 0.015%, 0.20% and 0.20%, respectively, of the average daily net assets of each respective class. Transfer agent fees are recorded in Shareholder Servicing Costs in the Funds’ Statements of Operations. The Administrator also allocates to each Fund certain charges or credits resulting from transfer agency banking activities based on each Class’ level of subscription and redemption activity. Transfer Agency Banking Charges allocated to the Funds by the Administrator, if any, are included in Other Expenses in the Funds’ Statements of Operations. Transfer Agency Banking Credits allocated by the Administrator, if any, serve to reduce the transfer agent expenses incurred by the Funds and are included in Expense Offsets in the Funds’ Statements of Operations and in Note 4. The Administrator is also compensated for certain other out-of-pocket expenses related to transfer agent services.

Strong Growth and Income Fund and Strong Opportunity Fund have adopted a Rule 12b-1 distribution and service plan under the 1940 Act on behalf of each of the Fund’s Advisor Class shares. Under the plan, Strong Investments, Inc. (the “Distributor,” and an affiliate of the Advisor) is paid an annual rate of 0.25% of the average daily net assets of the Advisor Class shares as compensation for services provided and expenses incurred, including amounts paid to brokers or dealers, in connection with the sale of each Fund’s Advisor Class shares. See Note 4.

The Funds may invest cash in money market funds managed by the Advisor, subject to certain limitations.

Certain information regarding related party transactions, excluding the effects of waivers and absorptions, for the year ended December 31, 2003 is as follows:

	Payable to/ (Receivable from) Advisor or Administrator at Dec. 31, 2003	Shareholder Servicing and Other Related Expenses Paid to Administrator	Transfer Agency Banking Charges/(Credits)	Unaffiliated Directors’ Fees
Strong Balanced Fund	$68,986	$721,153	$10,442	$5,422
Strong Large Cap Core Fund	3,258	33,136	459	824
Strong Growth and Income Fund	249,765	3,023,016	36,063	18,104
Strong Opportunity Fund	711,451	8,215,020	61,028	70,740

4.	Expenses and Expense Offsets

For the year ended December 31, 2003, the class specific expenses are as follows:

	Administrative Fees	Shareholder Servicing Costs	Reports to Shareholders	12b-1 Fees	Other
Strong Growth and Income Fund
Investor Class	$1,921,728	$2,933,297	$291,292	$—	$30,562
Institutional Class	15,445	11,708	45,877	—	5,601
Advisor Class	26,993	18,035	71	22,495	1,132
Class K	71,110	56,860	3,025	—	1,882
Strong Opportunity Fund
Investor Class	8,005,978	7,958,418	974,723	—	69,747
Advisor Class	363,721	243,049	34,898	303,101	3,243
Class K	1,638	1,315	1,802	—	276

For the year ended December 31, 2003, the expense offsets are as follows:

	Expense Waivers and Absorptions	Transfer Agency Banking Credits	Directed Brokerage Credits	Earnings Credits
Strong Balanced Fund	$(13,479)	$—	$(78,258)	$(339)
Strong Large Cap Core Fund	(41,055)	—	(10,794)	(1)
Strong Growth and Income Fund
Investor Class	(6,962)	—	—	—
Institutional Class	(1)	—	—	—
Advisor Class	(9)	—	—	—
Class K	(17,537)	—	—	—
Fund Level	(40,289)	—	(70,608)	(1,066)
Strong Opportunity Fund
Investor Class	(3,125)	—	—	—
Advisor Class	(331)	—	—	—
Class K	(2,250)	—	—	—
Fund Level	(163,897)	—	(248,075)	(2,864)

5.	Line of Credit

The Strong Funds have established a line of credit agreement (“LOC”) with certain financial institutions, which expires October 8, 2004, to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund’s total assets or any explicit borrowing limits in the Funds’ registration statement. The principal amount of each borrowing under the LOC is due not more than 45 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds based on their net asset values. Strong Opportunity Fund had no borrowings under the LOC during the year. Strong Balanced Fund, Strong Large Cap Core Fund and Strong Growth and Income Fund had minimal borrowings under the LOC during the year. There were no outstanding borrowings by the Funds under the LOC at year end.

6.	Investment Transactions

The aggregate purchases and sales of shares of long-term securities during the year ended December 31, 2003 are as follows:

	Purchases		Sales
	U.S. Government and Agency	Other	U.S. Government and Agency	Other
Strong Balanced Fund	$93,722,564	$335,662,153	$107,365,406	$369,094,919
Strong Large Cap Core Fund	—	4,027,583	—	5,033,093
Strong Growth and Income Fund	—	1,477,332,910	—	1,545,264,481
Strong Opportunity Fund	—	1,499,685,075	—	1,917,927,133

7.	Income Tax Information

The following information for the Funds is presented on an income tax basis as of December 31, 2003:

	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) on Investments	Distributable Ordinary Income	Distributable Long-Term Capital Gains
Strong Balanced Fund	$206,995,601	$17,610,898	$(1,265,880)	$16,345,018	$—	$—
Strong Large Cap Core Fund	3,270,180	789,752	(7,776)	781,976	—	—
Strong Growth and Income Fund	608,195,046	152,791,850	(408,585)	152,383,265	279,088	—
Strong Opportunity Fund	2,328,155,891	716,757,999	(115,315,152)	601,442,847	—	—

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2003

The tax components of dividends paid during the years ended December 31, 2003 and 2002 and capital loss carryovers (expiring in varying amounts through 2011) as of December 31, 2003, and tax basis post-October losses as of December 31, 2003, which are not recognized for tax purposes until the first day of the following fiscal year, are:

	2003 Income Tax Information				2002 Income Tax Information
	Ordinary Income Distributions	Long-Term Capital Gains Distributions	Net Capital Loss Carryovers	Post-October Losses	Ordinary Income Distributions	Long-Term Capital Gains Distributions
Strong Balanced Fund	$2,604,962	$—	$29,339,420	$—	$5,923,951	$—
Strong Large Cap Core Fund	—	—	1,312,542	7,748	—	—
Strong Growth and Income Fund	2,522,045	—	230,888,105	—	1,179,224	—
Strong Opportunity Fund	—	—	411,725,530	—	—	—

For corporate shareholders in the Funds, the percentages of ordinary dividend income distributed for the year ended December 31, 2003, which is designated as qualifying for the dividends-received deduction, is as follows (unaudited): Strong Balanced Fund 78.1%, Strong Large Cap Core Fund 0.0%, Strong Growth and Income Fund 100.0% and Strong Opportunity Fund 0.0%.

For shareholders in the Funds, the percentages of dividend income distributed for the year ended December 31, 2003, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003, is as follows (unaudited): Strong Balanced Fund 81.0%, Strong Large Cap Core Fund 0.0%, Strong Growth and Income Fund 89.0% and Strong Opportunity Fund 0.0%.

Strong Balanced Fund and Growth and Income Fund utilized $13,605,851 and $4,708,050, respectively, of their capital loss carryovers during the year ended December 31, 2003.

8.	Capital Share Transactions

	Strong Balanced Fund
	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002
Capital Share Transactions of the Fund Were as Follows:
Proceeds from Shares Sold	$32,626,685	$36,653,666
Transfer in from Merger (Note 10)	5,544,540	—
Proceeds from Reinvestment of Distributions	2,514,411	5,692,987
Payment for Shares Redeemed	(82,073,813)	(83,709,183)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(41,388,177)	$(41,362,530)

Transactions in Shares of the Fund Were as Follows:
Sold	1,911,180	2,180,533
Transfer in from Merger (Note 10)	348,494	—
Issued in Reinvestment of Distributions	144,599	335,854
Redeemed	(4,758,107)	(4,869,245)

Net Increase (Decrease) in Shares of the Fund	(2,353,834)	(2,352,858)

	Strong Large Cap Core Fund
	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002
Capital Share Transactions of the Fund Were as Follows:
Proceeds from Shares Sold	$938,346	$3,123,078
Proceeds from Reinvestment of Distributions	—	—
Payment for Shares Redeemed	(2,023,881)	(3,793,251)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(1,085,535)	$(670,173)

Transactions in Shares of the Fund Were as Follows:
Sold	107,906	329,343
Issued in Reinvestment of Distributions	—	—
Redeemed	(233,342)	(383,490)

Net Increase (Decrease) in Shares of the Fund	(125,436)	(54,147)

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2003

	Strong Growth and Income Fund
	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002
Capital Share Transactions of Each Class of Shares of the Fund Were as Follows:

INVESTOR CLASS
Proceeds from Shares Sold	$203,112,596	$176,912,236
Proceeds from Reinvestment of Distributions	1,392,195	144,293
Payment for Shares Redeemed	(289,307,195)	(291,757,275)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(84,802,404)	(114,700,746)

INSTITUTIONAL CLASS
Proceeds from Shares Sold	16,100,601	47,671,257
Proceeds from Reinvestment of Distributions	705,353	738,863
Payment for Shares Redeemed	(17,235,352)	(12,626,944)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(429,398)	35,783,176

ADVISOR CLASS
Proceeds from Shares Sold	1,932,654	4,128,654
Proceeds from Reinvestment of Distributions	23,212	40,781
Payment for Shares Redeemed	(5,560,191)	(4,218,214)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(3,604,325)	(48,779)

CLASS K
Proceeds from Shares Sold	15,545,119	28,072,848
Proceeds from Reinvestment of Distributions	114,699	36,058
Payment for Shares Redeemed	(11,445,984)	(7,791,644)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	4,213,834	20,317,262

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(84,622,293)	$(58,649,087)

	Strong Growth and Income Fund
	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002
Transactions in Shares of Each Class of the Fund Were as Follows:

INVESTOR CLASS
Sold	11,952,254	9,673,213
Issued in Reinvestment of Distributions	79,360	7,113
Redeemed	(16,571,248)	(16,654,781)

Net Increase (Decrease) in Shares	(4,539,634)	(6,974,455)

INSTITUTIONAL CLASS
Sold	939,263	2,589,549
Issued in Reinvestment of Distributions	40,748	44,775
Redeemed	(951,684)	(698,482)

Net Increase (Decrease) in Shares	28,327	1,935,842

ADVISOR CLASS
Sold	115,023	221,371
Issued in Reinvestment of Distributions	1,344	2,416
Redeemed	(331,631)	(251,851)

Net Increase (Decrease) in Shares	(215,264)	(28,064)

CLASS K
Sold	926,705	1,706,654
Issued in Reinvestment of Distributions	6,709	2,288
Redeemed	(643,521)	(484,716)

Net Increase (Decrease) in Shares	289,893	1,224,226

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2003

	Strong Opportunity Fund
	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002
		(Note 1)
Capital Share Transactions of Each Class of Shares of the Fund Were as Follows:

INVESTOR CLASS
Proceeds from Shares Sold	$531,529,373	$847,954,312
Proceeds from Reinvestment of Distributions	—	—
Payment for Shares Redeemed	(1,184,570,695)	(978,526,180)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(653,041,322)	(130,571,868)

ADVISOR CLASS
Proceeds from Shares Sold	38,084,933	75,008,142
Proceeds from Reinvestment of Distributions	—	269
Payment for Shares Redeemed	(40,603,841)	(24,817,162)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(2,518,908)	50,191,249

CLASS K
Proceeds from Shares Sold	198,407	609,224
Proceeds from Reinvestment of Distributions	—	—
Payment for Shares Redeemed	(896,534)	(16,832)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(698,127)	592,392

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(656,258,357)	$(79,788,227)

Transactions in Shares of Each Class of the Fund Were as Follows:

INVESTOR CLASS
Sold	16,208,728	24,676,904
Issued in Reinvestment of Distributions	—	—
Redeemed	(34,871,478)	(30,589,586)

Net Increase (Decrease) in Shares	(18,662,750)	(5,912,682)

ADVISOR CLASS
Sold	1,179,895	2,175,502
Issued in Reinvestment of Distributions	—	7
Redeemed	(1,234,407)	(802,712)

Net Increase (Decrease) in Shares	(54,512)	1,372,797

CLASS K
Sold	6,374	22,659
Issued in Reinvestment of Distributions	—	—
Redeemed	(24,791)	(587)

Net Increase (Decrease) in Shares	(18,417)	22,072

9.	Investments in Affiliates

Affiliated issuers, as defined under the 1940 Act, include any Fund of the Strong Funds and any issuer in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of transactions in the securities of these issuers for the year ended December 31, 2003 is as follows:

	Balance of Shares Held Jan. 1, 2003	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held Dec. 31, 2003	Value Dec. 31, 2003	Investment Income Jan. 1, 2003 - Dec. 31, 2003
Strong Opportunity Fund
Strong Heritage Money Fund – Institutional Class	177,000,000	—	(177,000,000)	—	$—	$917,019

10.	Acquisition Information

Effective March 28, 2003, Strong Balanced Fund acquired, through a non-taxable exchange, substantially all of the net assets of Strong Balanced Asset Fund. Strong Balanced Fund issued 348,494 shares (valued at $5,544,540) for the outstanding shares of Strong Balanced Asset Fund at March 28, 2003. The aggregate net assets of Strong Balanced Fund and Strong Balanced Asset Fund immediately before the acquisition were $208,384,213 and $5,544,540, respectively. The combined net assets of Strong Balanced Fund immediately after the acquisition were $213,928,753. The net assets of Strong Balanced Asset Fund included net unrealized depreciation on investments of $503,735 and accumulated net realized losses of $731,189. Subject to IRS regulations, Strong Balanced Fund may use $709,865 of capital loss carryovers from Strong Balanced Asset Fund. Strong Balanced Fund results of operations shown herein, do not include the results of operations for Strong Balanced Asset Fund prior to March 28, 2003.

11.	Special Meeting of Shareholders of Strong Large Cap Core Fund

On August 1, 2003, Strong Large Cap Core Fund’s and Strong Growth and Income Fund’s Board of Directors approved the reorganization of Strong Large Cap Core Fund into Strong Growth and Income Fund, subject to shareholder approval at a meeting scheduled for October 31, 2003, which was adjourned. A new meeting date has not been set. Effective after the close of the market on August 22, 2003, Strong Large Cap Core Fund was closed to new investors. Effective January 30, 2004, Strong Large Cap Core Fund was reopened to new investors.

12.	Legal Proceedings

The United States Securities and Exchange Commission (“SEC”), the New York Attorney General (“NYAG”), the Wisconsin Attorney General (“WAG”), and the Wisconsin Department of Financial Institutions (“WDFI”) are investigating active trading of the Strong Funds by employees of Strong, including Richard S. Strong, former employee and Chairman of Strong. The Independent Directors of the Strong Funds are also investigating these matters, with the assistance of counsel and an independent consulting firm. Fund expenses related to the investigation are reimbursed by Strong. The Independent Directors intend to obtain appropriate redress if they determine that the Strong Funds were harmed. In addition, Strong has received a subpoena from the West Virginia Attorney General (“WVAG”) requesting documents, if any, related to market timing and late trading practices. Effective November 2, 2003, the Independent Directors accepted Mr. Strong’s resignation as Chairman of the Strong Funds’ Boards. Effective December 2, 2003, Mr. Strong resigned as Director of the Strong Funds’ Boards, as Chairman, Chief Investment Officer and Director of Strong, and as Chairman and Director of Strong Financial Corporation, and its affiliates.

Strong is aware of a complaint filed and simultaneously settled on September 3, 2003 (the “Complaint”), by NYAG on behalf of the State of New York, against Canary Capital Partners, LLC, et al. (collectively, “Canary”), which alleges that Canary engaged in certain improper trading practices characterized as “late-day trading” and “market timing” with various mutual funds. Strong and certain Strong Funds are referenced, although not named as parties in the Complaint, with respect to the market timing allegations. On September 5, 2003, the SEC began an inquiry based on matters related to, and set forth in, the Complaint. On September 24, 2003, the WDFI asked that certain information and documents be provided related to the matters referenced in the Complaint.

Strong is currently cooperating with the NYAG, the SEC, the WAG, the WDFI, and the WVAG with respect to their separate inquires into these matters. On September 26, 2003, Strong announced its commitment to make appropriate reimbursement if it is determined that the transactions set forth in the Complaint adversely affected investors in the Strong Funds referenced in the Complaint. On October 30, 2003, Mr. Strong announced that he has committed to personally compensate the Strong Funds for any financial losses they may have experienced as a result of his transactions.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2003

As of the date of this Report, Strong is aware of multiple shareholder class and derivative actions (“Actions”) filed since September 4, 2003, with respect to the factual matters referenced in the Complaint naming, among others, Strong, Strong Funds, Strong affiliates, and certain of their officers and directors as defendants. These Actions have been filed in the following federal and state courts: U.S. District Court for the Southern District of New York; U.S. District Court, District of New Jersey; U.S. District Court, Eastern District of Wisconsin, Milwaukee Division; U.S. District Court, Western District of Wisconsin; Superior Court of New Jersey Law Division of Hudson; State of Wisconsin Circuit Court, Milwaukee County; State of Wisconsin Circuit Court, Waukesha County; Supreme Court of the State of New York; Superior Court of the State of California, County of Los Angeles; and U.S. District Court, District of Connecticut. The Actions generally allege, among other things, that the defendants violated their fiduciary duty to fund shareholders and certain retirement plan participants, and made false and misleading statements in the funds’ prospectuses in violation of federal and state securities laws. The Actions generally seek one or more of the following: compensatory damages, punitive damages, special damages, exemplary damages, rescission, restitution, payment of plaintiffs’ attorneys’ fees and experts’ fees, and/or replacement of the Board of Directors of the Strong Funds. Additional lawsuits may be filed in the same or other venues presenting allegations and demands for relief. Strong expects that any such lawsuits would contain allegations including the matters discussed here and that the demands for relief would not materially differ from those described above. Based on available information, Strong and the Strong Funds do not currently believe that any of the pending Actions or the regulatory inquires will have a material impact on any of the Strong Funds.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders

of Strong Core Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strong Balanced Fund, Strong Large Cap Core Fund, Strong Growth and Income Fund and Strong Opportunity Fund (all four collectively constituting Strong Core Funds, hereafter referred to as the “Funds”) at December 31, 2003, and the results of each of their operations, the changes in each of their net assets and their financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin

February 3, 2004

DIRECTORS AND OFFICERS

Each officer and director holds the same position with the 27 registered open-end management investment companies consisting of 72 mutual funds (“Strong Funds”).

Willie D. Davis (DOB 7-24-34), Director of the Strong Funds since July 1994.

Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc., since 1977; Director of Wisconsin Energy Corporation (formerly WICOR, Inc., a utility company) since 1990, Metro Goldwyn Mayer, Inc. (an entertainment company), since 1998, Bassett Furniture Industries, Inc., since 1997, Checker’s Drive-In Restaurants, Inc. (formerly Rally’s Hamburgers, Inc.), since 1994, Johnson Controls, Inc. (an industrial company), since 1992, MGM Mirage (formerly MGM Grand, Inc., an entertainment/hotel company) since 1990, Dow Chemical Company since 1988, Sara Lee Corporation (a food/consumer products company) since 1983, Alliance Bank since 1980, Manpower, Inc. (a worldwide provider of staffing services), since 2001, and Kmart Corporation (a discount consumer products company) from 1985 to 2003; and Trustee of the University of Chicago since 1980 and Marquette University since 1988.

Gordon B. Greer (DOB 2-17-32), Director of the Strong Funds since March 2002.

Mr. Greer was Of Counsel for Bingham McCutchen LLP (a law firm previously known as Bingham Dana LLP) from 1997 to February 2002 and Partner of Bingham McCutchen LLP from 1967 to 1997. On behalf of Bingham McCutchen LLP, Mr. Greer provided representation to the disinterested directors of the Strong Funds from 1991 to February 2002. Bingham McCutchen LLP has provided representation to the Independent Directors of the Strong Funds since 1991.

Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.

Mr. Kritzik has been Partner of Metropolitan Associates (a real estate firm) since 1962; Director of Wisconsin Health Information Network since November 1997, Health Network Ventures, Inc., from 1992 to April 2000, Aurora Health Care from September 1987 to September 2002; and Member of the Board of Governors of Snowmass Village Resort Association from October 1999 until October 2002.

Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.

Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000; Chancellor of Baldwin-Wallace College from July 1999 to June 2000; President of Baldwin-Wallace College from July 1981 to June 1999; Director of Aspire Learning Corporation since June 2000; Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community and Justice until 2001; President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001.

William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.

Mr. Vogt has been Senior Vice President of IDX Systems Corporation (a management consulting firm) since June 2001; President of Vogt Management Consulting, Inc., from July 1990 to June 2001; and former Fellow of the American College of Medical Practice Executives.

DIRECTORS AND OFFICERS (continued)

Ane K. Ohm (DOB 10-16-69), Anti-Money Laundering Compliance Officer of the Strong Funds since November 2002.

Ms. Ohm has been Anti-Money Laundering Compliance Officer of Strong Financial Corporation since February 2003; Assistant Executive Vice President of Strong Financial Corporation since November 2003; Executive Vice President of the Advisor since December 2001; Director of Mutual Fund Administration of Strong Investor Services, Inc., since April 2001; and Marketing Services Manager of Strong Investments, Inc., from November 1998 to April 2001.

Christopher O. Petersen (DOB 1-18-70), Vice President and Assistant Secretary of the Strong Funds since May 2003.

Mr. Petersen has been Managing Counsel of Strong Financial Corporation since March 2003; Corporate Counsel at U.S. Bancorp Asset Management, Inc., from May 2001 to March 2003; Corporate Counsel at First American Asset Management, a division of U.S. Bank National Association (“FAAM”), from September 1999 to May 2001; Compliance Officer at FAAM from January 1999 to September 1999; and Associate Attorney at Mauzy Law Firm from September 1997 to December 1998.

Richard W. Smirl (DOB 4-18-67), Vice President of the Strong Funds since February 2002 and Secretary of the Strong Funds since November 2001.

Mr. Smirl has been Senior Counsel of Strong Financial Corporation since December 2001; Assistant Secretary of Strong Financial Corporation from December 2001 to February 2003; Secretary of Strong Financial Corporation since February 2003; Assistant Executive Vice President of the Advisor since December 2001; Chief Legal Officer of the Advisor since February 2003; Secretary of the Advisor since November 2002; Assistant Secretary of the Advisor from December 2001 to November 2002; Senior Counsel of the Advisor from July 2000 to December 2001; General Counsel of Strong Investments, Inc. (“Distributor”), since November 2001; Secretary of the Distributor since July 2000; Vice President and Chief Compliance Officer of the Distributor from July 2000 to December 2003; Lead Counsel of the Distributor from July 2000 to November 2001; Vice President of Strong Investor Services, Inc., since December 2001; Assistant Secretary of Strong Investor Services, Inc., from December 2001 to May 2003; Secretary of Strong Investor Services, Inc., since May 2003; Partner at Keesal, Young & Logan LLP (a law firm) from September 1999 to July 2000; and Associate at Keesal, Young & Logan LLP from September 1992 to September 1999.

Gilbert L. Southwell III (DOB 4-13-54), Assistant Secretary of the Strong Funds since July 2001.

Mr. Southwell has been Associate Counsel of Strong Financial Corporation since December 2001; Assistant Secretary of the Advisor since December 2002; Associate Counsel of the Advisor from April 2001 to December 2001; Partner at Michael, Best & Friedrich, LLP (a law firm) from October 1999 to March 2001; and Assistant General Counsel of U.S. Bank, National Association (formerly Firstar Bank, N.A.) and/or certain of its subsidiaries from November 1984 to September 1999.

John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999.

Mr. Widmer has been Treasurer of the Advisor since April 1999; Assistant Treasurer of Strong Financial Corporation since December 2001; Assistant Secretary of Strong Financial Corporation from December 2001 to January 2003; Treasurer of Strong Service Corporation since April 1999; Treasurer and Assistant Secretary of Strong Investor Services, Inc., since July 2001; and Manager of the Financial Management and Sales Reporting Systems department of the Advisor from May 1997 to April 1999.

Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.

Mr. Zoeller has been Executive Vice President of the Advisor since April 2001; Chief Financial Officer of the Advisor since February 1998; Secretary of the Advisor from December 2001 to November 2002; Member of the Office of the Chief Executive of Strong Financial Corporation since May 2001; Chief Financial Officer and Treasurer of Strong Investments, Inc., since October 1993; Executive Vice President of Strong Investor Services, Inc., since July 2001; Secretary of Strong Investor Services, Inc., from July 2001 to May 2003; Executive Vice President, Chief Financial Officer, and Secretary of Strong Service Corporation since December 2001; Treasurer of Strong Service Corporation from September 1996 to April 1999; Vice President of Strong Service Corporation from April 1999 to December 2001; Member of the Office of the Chief Executive of the Advisor from November 1998 until May 2001; and Senior Vice President of the Advisor from February 1998 to April 2001.

Except for Messrs. Davis, Kritzik, Malicky, and Vogt, the address of all of the Directors and Officers is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis’s address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik’s address is 1123 North Astor Street, Milwaukee, WI 53202. Mr. Malicky’s address is 4608 Turnberry Drive, Lawrence, KS 66047. Mr. Vogt’s address is P.O. Box 7657, Avon, CO 81620.

The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3863.

NOTES

NOTES

NOTES

Directors

Willie D. Davis

Gordon B. Greer

Stanley Kritzik

Neal Malicky

William F. Vogt

Officers

Phillip O. Peterson, President (effective January 2004)

Thomas M. Zoeller, Vice President

Richard W. Smirl, Vice President and Secretary

Christopher O. Petersen, Vice President and Assistant Secretary

Gilbert L. Southwell III, Assistant Secretary

John W. Widmer, Treasurer

Ane K. Ohm, Anti-Money Laundering Compliance Officer

Investment Advisor

Strong Capital Management, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Distributor

Strong Investments, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue, Kansas City, Missouri 64105

Transfer Agent and Dividend-Disbursing Agent

Strong Investor Services, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Independent Accountants

PricewaterhouseCoopers LLP

100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

Legal Counsel

Godfrey & Kahn, S.C.

780 North Water Street, Milwaukee, Wisconsin 53202

Strong Investments

P.O. Box 2936 | Milwaukee, WI 53201

www.Strong.com

To order a free prospectus kit,

call 1-800-368-1030

To learn more about our funds, discuss an

existing account, or conduct a transaction,

call 1-800-368-3863

To receive a free copy of the policies and

procedures the funds use to determine how

to vote proxies relating to portfolio securities,

call 1-800-368-3863, or visit the Securities

and Exchange Commission’s web site at

www.sec.gov

If you are a Financial Professional,

call 1-800-368-1683

Visit our web site at

www.Strong.com

This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT40963 02-04

ACOR/WH2056 12-03

Item 2.	Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(b) During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

Item 3.	Audit Committee Financial Expert

The registrant’s Board of Directors has determined that independent director Stanley Kritzik qualifies as an Audit Committee financial expert. The designation of a person as an “Audit Committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “Audit Committee financial expert” designation. Similarly, the designation of a person as an “Audit Committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.

Item 4.	Principal Accountant Fees and Services

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2003
	Audit Fees	Audit Related Fees	Tax Fees	Other Fees

Strong Balanced Fund, Inc.	$17,334	$1,800	$3,555	$—

	2002
	Audit Fees	Audit Related Fees	Tax Fees	Other Fees

Strong Balanced Fund, Inc.	$15,161	$—	$7,761	$—

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, specifically the review of regulatory filings related to reorganizations and new share classes. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant’s pro-rata share of amounts for products and services other than those reported above.

(e) (1) The Audit Committee is required to preapprove audit and non-audit services performed for the Funds by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. The Audit Committee also is required to preapprove certain non-audit services performed by the Funds’ independent auditor for the Funds’ investment adviser and certain of the adviser’s affiliates if the services relate directly to the operations and financial reporting of the Funds. Unless a type of service to be provided by the independent auditor has received preapproval, it will require specific preapproval by the Audit Committee. Any proposed services exceeding preapproved cost levels will require separate preapproval by the Audit Committee.

Notwithstanding any provision of this Policy, the Audit Committee is not required to preapprove services for which preapproval is not required by applicable law, including de minimis services (defined as non-audit services that constitute no more than 5% of the total amount of revenues paid to the independent auditor during the year in which the services are provided) and grandfathered services.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibility to preapprove services performed by the independent auditor to management.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $254,000 and $266,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5 – 6. [Reserved]

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 8.	[Reserved]

Item 9.	Controls and Procedures

(a) An evaluation was performed within 90 days from the date hereof under the supervision of the Registrant’s management, including the principal executive officer and treasurer, regarding the effectiveness of the registrant’s disclosure controls and procedures. Based on that evaluation, it was determined that such disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant in the reports its files or submits on Form N-CSR (1) is accumulated and communicated to the Registrant’s management, including its principal executive officer and treasurer, to allow timely decisions regarding required disclosure, and (2) is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

(b) There were no significant changes in the Registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of the evaluation referenced in (a) above, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10.	Exhibits

The following exhibits are attached to this Form N-CSR:

10(a)	Code of Ethics required by Item 2 of Form N-CSR

10(b)(1)	Certification of Principal Executive Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

10(b)(2)	Certification of Principal Financial Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

10(c)	Certification of Chief Executive Officer and Chief Financial Officer Required by Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Strong Balanced Fund, Inc., on behalf of Strong Balanced Fund

By:	/s/ Richard W. Smirl
Richard W. Smirl, Vice President and Secretary

Date: February 24, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas M. Zoeller
Thomas M. Zoeller, Principal Executive Officer

Date: February 24, 2004

By:	/s/ John W. Widmer
John W. Widmer, Treasurer (Principal Financial Officer)

Date: February 24, 2004